Confidential Treatment Requested

Exhibit 10.5

SERVICES AGREEMENT

This SERVICES AGREEMENT (“Agreement”) is made between Fidelity Brokerage Services LLC (“FBS”) and Envestnet Asset Management, Inc. (“Envestnet”) as of the latest date noted by the parties’ signatures below (“Effective Date”). FBS and Envestnet hereby agree as follows:

1. SERVICES TO BE PROVIDED BY FBS. Envestnet hereby authorizes FBS to market and promote to independent financial services firms whose customers currently, or may in the future, maintain securities accounts in custody with FBS or an affiliate (each such firm, an “Advisor”), Envestnet’s investment advisory services described on Exhibits A, B, C and E and Envestnet’s reporting services described in Exhibit D attached hereto, as well as Envestnet’s proprietary software platform described in Section 2(a) below (collectively, “Services”), in accordance with this Agreement and with FBS’s determination as to which Services will be available in each FBS program offered to the Advisors. The first date on which the Services will be available to Advisors will be determined by mutual agreement of the parties hereto. Nothing in this agreement shall require FBS to recommend the Services to any Advisor or customer of Advisor. FBS acknowledges that prior to providing Services to an Advisor, Envestnet will require that: (a) Envestnet, FBS and such prospective Advisor enter into a tri-party agreement (the “Tri-Party Agreement”) pursuant to which each Advisor enter into an agreement with Envestnet whereby the Advisor makes certain representations, warranties and covenants to Envestnet prior to marketing Envestnet’s Services (as used in this Agreement, “Clients” refers to individuals or entities who enter into a written agreement to receive Envestnet’s Services, and “Custodian” refers to FBS or an affiliate with respect to Clients’ accounts under custody with FBS or such affiliate); (b) no written agreement with any prospective Client referred to Envestnet by an Advisor shall become effective unless and until such agreement is accepted by Envestnet at its offices in Chicago, Illinois, and Envestnet shall be entitled to accept or reject any such agreement in its sole discretion (except that Envestnet will not reject or fail to accept any such application unless Envestnet has a commercially reasonable basis for doing so (taking into account the purposes of this Agreement (and the related agreements) and the parties’ relationship contemplated by this Agreement (and the related agreements) and without any obligation to such Advisor or FBS or to the prospective Client; (c) such Advisor shall provide each Client with a written description of Envestnet’s Services in accordance with materials provided to FBS or directly to the Advisor by Envestnet, along with an Advisory Agreement, in a form to be determined by Envestnet from time to time, and such other materials as may be required by law to be provided to each Client, including either Part II of Envestnet’s Form ADV or Schedule H of Envestnet’s Form ADV, as applicable (d) the relevant Advisor conducts a suitability analysis or other risk profiling of Client prior to referring Client to Envestnet or proceeding with the selection of the Manager Resource Wrap Program or Multi-Manager Accounts Program or Manager Resource Network described in Exhibits A and B (“Manager Resource Wrap Program”, “Multi-Manager Accounts Program,” and Manager Resource Network respectively) or the Wrap Fee Program described in Exhibit C (“Wrap Fee Program,” and all four together, the “Programs”). Such suitability analysis shall consist of a determination that the Client has sufficient assets available to invest in the relevant Program(s); (e) the relevant Advisor assists Client in completing and submitting to Envestnet the Advisory Agreement and any other application or other materials that may be required for Client’s participation in such Program(s); (f) each Advisor must separately agree with Envestnet to (i) make sure that each Client properly completes an Advisory Agreement (including, if necessary, the signature required in the Solicitor’s Disclosure attachment to the Advisory Agreement); (ii) contact each Client at least once annually to determine whether the Client Profile (defined below) has changed; (iii) notify each Client at least once each quarter of the need to advise such Advisor in the event that information in the Client Profile has changed; and (iv) be available during business hours for consultation regarding Client’s financial condition and the ongoing suitability of the relevant Program(s); and (g) each Advisor must also agree to notify Envestnet promptly of any changes in the Client Profile or of any other information relevant to Client’s account or the suitability of any Program for Client, Upon Envestnet’s notice to an Advisor of material changes to Client’s account, such Advisor will work with Envestnet to review the continued appropriateness of any Program. Envestnet shall be entitled to rely, without further investigation, upon the accuracy of all information furnished by each Client or by an Advisor on behalf of any Client. In making Envestnet’s Services available to Advisors and their Clients under the terms of this Agreement, FBS will perform the following activities: (y) overall administrative service and support to Advisors with respect to the Services and the Customized Envestnet Platform (as described in Exhibit 1); and (z) marketing and promoting the availability of Envestnet’s Services and the Customized Envestnet Platform to Advisors using FBS’s branding in a format mutually agreeable to Envestnet and FBS. Envestnet acknowledges and agrees that in making Envestnet’s Services available to Advisors and their Clients under the terms of this Agreement, FBS: (a) is not providing investment advice or investment advisory services to Envestnet, any Advisor, or any Client; (b) will not undertake to review or render any opinion regarding

Confidential Treatment Requested

the accuracy or adequacy of any disclosure, information or other communication among Envestnet, an Advisor, a Client or a prospective Client; (c) renders no opinion regarding the adequacy or propriety of the agreements and other documents used by Envestnet in the provision of Services to Advisors or Clients and is not responsible for any person’s compliance with the terms thereof; (d) renders no opinion regarding the adequacy of any services described on any exhibit to this Agreement for the Services or any Program offered by Envestnet for any particular Advisor or Client; and (e) will not undertake to evaluate the suitability of the Services for any Advisor or Client, or any investment advice rendered in the provision of the Services.

2. LICENSE OF ENVESTNET PLATFORM.

(a) License Grant. Subject to the terms and conditions set forth herein, Envestnet grants FBS and each Advisor a limited (as set forth in this Section 2), non-exclusive, non-transferable (except as permitted by Section 13(m) below), non-sublicensable and non-assignable license (“License”) during the Term (as defined in Section 3 below) to access and use the Customized Envestnet Platform (as defined below) in connection with Envestnet and FBS providing certain business services to FBS’s affiliated Advisors and their Clients. As used herein, “Customized Envestnet Platform” shall mean the versions of Envestnet’s proprietary software platform that Envestnet generally makes available to financial services firms (the “Base Envestnet Platform”) as enhanced and customized for FBS as described in Exhibit I attached hereto. Envestnet shall perform the work to create the Customized Envestnet Platform at no charge to FBS or any Advisor (“Initial Customization”); provided that any customization requested by FBS or an Advisor beyond the Initial Customization shall be charged to FBS or the Advisor, as applicable, at Envestnet’s rates for such services as set forth in Exhibit I. Envestnet shall host, operate and maintain the Customized Envestnet Platform in accordance with the terms, conditions and standards set forth in Exhibit F.

(b) Ownership and Restrictions.

(i) Envestnet owns and shall retain all right, title, and interest in all aspects of the Envestnet Technology (as defined below), including any intellectual property rights therein. FBS agrees that other than the license granted pursuant to this section or as otherwise specified in this Agreement, neither FBS nor any Advisor shall obtain any other right, title or interest in the Envestnet Technology by virtue of this Agreement and the activities contemplated hereunder. The license granted pursuant to this section shall not include the right to copy, modify, merge, publish, sell, transfer, decompile or reverse engineer the Customized Envestnet Platform or any aspect thereof, provided however, that FBS may copy those aspects of the design of the Customized Envestnet Platform that were made to conform the Envestnet Technology to FBS’s “style guide”.

(ii) FBS (or its licensors) owns and shall retain all right, title and interest in all aspects of the FBS Technology (as defined below), including any intellectual property rights therein. Envestnet agrees that other than as specified in this Agreement, Envestnet shall not obtain any right, title or interest in any of the FBS Technology by virtue of this Agreement and the activities contemplated hereunder.

(c) No Linking or Framing. Subject to any mutual agreement of the parties to the contrary, FBS will not solicit, encourage or permit any third-party Internet site or on-line service to link directly to any part of the Envestnet Technology, and will not authorize or permit any third party Internet site or on-line service to “frame” the Envestnet Technology (e.g., by incorporating content from the Envestnet Technology into any third party’s Internet site) provided, however, that FBS’s Internet sites and on-line services may include a hyperlink to, and may “frame”, the Customized Envestnet Platform, and Advisors may link to and/or “frame” the Customized Envestnet Platform or otherwise have one or more of their applications access the Customized Envestnet Platform. In the event that a third party does link to the Envestnet Technology or “frame” the Envestnet Technology (other than as permitted above) without having been authorized by Envestnet to do so and such third party learned of the Envestnet Technology through FBS and has a business relationship with FBS, FBS agrees to cooperate with any reasonable request for assistance from Envestnet to cause such third party to cease and desist from such linking or “framing.”

(d) For purposes of this Agreement, “Envestnet Technology” means (i) the Base Envestnet Platform, (ii) the Customized Envestnet Platform and (iii) any and all third-party materials incorporated into or made available by Envestnet in connection with the Customized Envestnet Platform, except with respect to any item described in the pursuant to clause (ii) or (iii), any materials or items that represent FBS Technology (as defined below).

(e) For purposes of this Agreement, “FBS Technology” shall mean:

(i) FBS’s Advisor CHANNEL Web Site, AdvisorChannel software and Fidelity Advisor Workstation applications and all other software applications licensed to FBS (other than the Customized Envestnet Platform) used by FBS or provided by FBS to Advisors and /or Clients;

(ii) FBS’s “style guide” described in Exhibit I; and

(iii) all materials, including third-party materials, provided to Envestnet by FBS that are incorporated into the Customized Envestnet Platform or are made available to Advisors and Clients via the Customized Envestnet Platform.

(f) Envestnet shall design and develop Customized Envestnet Platform in accordance with the Specifications (as defined in Exhibit I) that are developed as described in Exhibit I.

Confidential Treatment Requested

(g) Envestnet shall comply with the security standards and the data privacy requirements set forth in Exhibit J attached hereto.

(h) As used in this Agreement, the “Launch Date” shall mean the date on which all work to create the initial version of the Customized Envestnet Platform is complete and such version of the Customized Envestnet Platform is ready to be deployed by FBS to Advisors for production use.

(i) Envestnet shall not make or offer to make the Customized Envestnet Platform, or any of the Initial Customizations, available to any third party other than those Advisors which have entered into a Tri-Party Agreement or such other agreement as may be agreed to by FBS and Envestnet.

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(k) Envestnet agrees that, through June 30, 2007, provided that this Agreement is in effect during that time, it will not develop for competitors of FBS who provide services to Registered Investment Advisors (“Competitors”) a customized platform to deliver a combination of its base products and services substantially similar to that described herein. For purposes of this agreement, “Registered Investment Advisor” is defined as an investment advisor registered under the Investment Advisers Act of 1940 (“Advisers Act”) or in each state in which its activities require registration. [***                                                                                                                                                                                                  ] Notwithstanding the foregoing, Envestnet shall not be deemed to be in breach of this Section 2(k) with respect to any services or platforms provided to, or developed or in development for, a Competitor based on any agreement with such Competitor executed prior to the Effective Date of this Agreement. In addition, nothing in this Agreement shall prevent Envestnet from allowing a Competitor to provide custody and brokerage services to clients, including independent broker dealers, of Envestnet’s other advisor clients provided that such Competitor is not directly selling such services to such persons.

(l) Envestnet Support of the Customized Envestnet Platform. Envestnet agrees to provide support to Advisor clients of FBS as these clients use of the Customized Envestnet Platform to create investment proposals, open investor accounts, and monitor investor accounts. FBS, in its discretion, may choose to act as first point of contact for its Advisor clients, in which case Envestnet will work with FBS to develop a client support model wherein Envestnet assists FBS in supporting FBS’s Advisor clients.

3. TERM AND TERMINATION.

(a) Term. This Agreement shall commence on the Effective Date, and unless earlier terminated as specified herein, shall continue until the second anniversary of the Launch Date (as defined below) (the “Initial Term”), Thereafter, this Agreement will automatically continue for successive one-year periods (each, a “Renewal Term”) unless either party provides the other party with written notice of termination at least one hundred eighty (180) days prior to the end of the Initial Term or then-current Renewal Term, as the case may be, provided however, that if Envestnet elects to terminate this Agreement pursuant to this Section 3(a), the effective date of such termination shall not be earlier than the third anniversary of the Launch Date. As used in this Agreement, “Term” shall refer to the Initial Term and any and all Renewal terms.

(b) Termination for Breach. If a party to this Agreement (a “breaching party”) should commit any material default in the performance of any of its obligations under this Agreement, and the other party provides written notice of the default, then the breaching party shall have a cure period of thirty (30) days after receipt of the notice. If the default has not been cured within that 30-day period, the non-breaching party shall be entitled, in its sole discretion, to terminate this Agreement by notice to the breaching party.

(c) Termination for Delayed Launch Date. If the applicable Launch Date of the Customized Envestnet Platform does not occur on or before January 6, 2006 and Envestnet’s actions or failures to act are the primary cause of such delay, then FBS shall have the right to terminate this Agreement by providing written notice to Envestnet on or before January 31, 2006.

(d) If either party terminates this Agreement pursuant to Section 3(b) or 3(e), or FBS terminates this Agreement pursuant to Section 3(f), FBS shall have the right to postpone such termination of this Agreement (and keep this Agreement in full force and effect) for a period of time specified by FBS (which period shall not exceed 270 days) during which time Envestnet shall continue to provide the Services hereunder (and FBS and Advisors shall continue to have the right to use the License to enable FBS and the Advisors the opportunity to find another solution for the Clients the Advisors have referred to Envestnet) in exchange for the compensation specified in each of the Tri-Party Agreements that are in effect at that time.

(e) Either party may terminate this Agreement if the other party assigns or attempts to assign this Agreement in violation of Section 13(m) below, and if such party elects to terminate this Agreement, such party shall provide written notice of such termination to the other party and, subject to Section 3(d) above, such termination shall be effective on the date specified in such notice.

(f) FBS may terminate this Agreement in the event a Change of Control (as defined below) occurs, and if FBS elects to terminate this Agreement, FBS shall provide written notice of such termination to Envestnet and such

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

termination shall be effective on the date specified in such notice.

(g) For the purposes of this Agreement, a “Change of Control” shall be deemed to have occurred upon the occurrence of any of the following events:

(i) any “person”, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Envestnet representing more than fifty percent (50%) of the combined voting power of Envestnet’s then outstanding securities; or

(ii) completion of a merger or consolidation of Envestnet with any other corporation or entity (regardless of whether Envestnet would be the surviving corporation), other than (1) a merger or consolidation as a result of which the combined voting power of Envestnet’s securities outstanding immediately prior thereto continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of such surviving entity outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of Envestnet (or similar transaction) in which no “person” (as defined above) acquires more than fifty percent (50%) of the combined voting power of Envestnet’s then outstanding securities; or

(iii) the Board of Directors of Envestnet or the stockholders of Envestnet approve a plan of liquidation of such party; or

(iv) the sale or disposition, or the approval by Envestnet’s Board of Directors or comparable management authority or stockholders of the sale or disposition, by Envestnet of all or substantially all of such party’s assets (or those used, in the case of Envestnet, to provide the Services), where such sale or disposition is to an entity in which immediately after such sale or disposition, Envestnet’s shareholders do not hold more than fifty percent (50%) of the combined voting power of such entity’s outstanding securities.

(h) Transition Assistance. During the Transition Period (as defined below), Envestnet shall cooperate with and use diligent commercial efforts to assist FBS in migrating Advisors and Clients to a replacement platform selected by FBS. Without limiting the foregoing, Envestnet shall provide FBS with a copy of all data regarding Advisors and Clients that is retained in the Customized Envestnet Platform (or other databases or systems maintained by Envestnet). As used herein, “Transition Period” shall mean (i) if either party elects to not renew this Agreement as set forth in Section 3(a), the period of time between the date of such notice of non-renewal and the end of the Term, or (ii) if either party elects to terminate this Agreement as set forth in Section 3(b) or 3(e), or FBS elects to terminate this Agreement pursuant to Section 3(f), the period of time during which FBS has elected to postpone the effective date of the termination of this Agreement as described in Section 3(d).

4. PROCEDURES.

(a) Rule 3a-4 Compliance. During the Term, Envestnet shall comply with Rule 3a-4 of the Investment Advisers Act of 1940 to the extent Rule 3a-4 is applicable to Envestnet’s provision of the Services hereunder, and the Tri-Party Agreement shall require that each Advisor comply with Advisor’s obligations under Rule 3a-4 that may apply to its activities.

(b) Delivery of Disclosure Documents, Advisory Agreement and Privacy and Security Policies. FBS acknowledges that the Tri-Party Agreement shall require each Advisor to agree to provide to all prospective Clients with an Advisory Agreement, in a form to be determined by Envestnet from time to time (“Advisory Agreement”), a copy of Envestnet’s privacy and security policies, and a copy of Envestnet’s disclosure document (either Form ADV, Part II or Schedule H of Form ADV (“Brochure”), as applicable), as well as Envestnet’s annual Brochure update (or written offer to provide same) and annual privacy notice, once Envestnet has informed such Advisor that they are available for delivery, all as required under applicable law; provided, however, that the foregoing delivery requirements shall not apply with respect to the Services described in Exhibit D. Envestnet is not undertaking any responsibility that FBS or any Advisor may have with respect to the delivery of legally-required disclosure statements or other documents to Clients, prospective Clients or any third parties.

FBS acknowledges that the Tri-Party Agreement shall require each Advisor to separately agree to deliver to each Client copies of the Brochure for each other investment advisory firm whose Brochure must be delivered to Client in accordance with the Services being provided to such Client, both initially and on an annual basis.

(c) Communications with Prospective Clients. Neither FBS nor Envestnet shall make any representations regarding the other that are false or misleading or in any way inconsistent with the written materials provided by the other, including, without limitation, the Brochure. Neither FBS nor Envestnet shall deliver to prospective Clients any written materials concerning the other (other than copies of the Brochure) that have not been specifically approved in writing by the other prior to such delivery. FBS shall not provide any investment management service or render any investment advice on behalf of Envestnet or take or fail to take any action, directly or indirectly, that might cause anyone to believe that FBS is rendering or will render investment advisory or investments supervisory services on behalf of Envestnet. FBS shall promptly forward to Envestnet all Client correspondence received by FBS related to the Services provided to any Client account, as well as all information and documents in the possession of

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FBS requested by Envestnet with respect to Envestnet’s provision of Services to any Client.

5. PAYMENT AND FEES. Subject to each Client providing appropriate written authority to do so, and in accordance with the procedures and time periods specified in the Tri-Party Agreement, FBS shall deduct from Clients’ accounts the fees due from Clients for their participation in a Program and the Services rendered by Envestnet in conjunction therewith. The allocation of fees among FBS, Envestnet, an Advisor and Strategic Advisors, Inc. (if applicable), and the associated billing, reporting and remittance procedures, shall be set forth in the applicable Tri-Party Agreement. Such fees due from Clients shall be set forth in one or more agreements among Client, Advisor and Envestnet as such agreements may be amended from time to time. In no event shall FBS be liable for fees due to any third party providing services to Clients in conjunction with a Program. Envestnet shall be solely responsible for, and shall bear, all costs and expenses associated with Envestnet’s hosting, operation and maintenance of the Customized Envestnet Platform in accordance with the terms of this Agreement.

During the Term of this Agreement, Envestnet warrants that the prices and terms for Services will not exceed those charged or imposed on any other customer purchasing those Services in like or similar quantities under similar terms and conditions. If, during the Term of this Agreement, Envestnet offers more favorable prices or terms to any other customer with a substantially similar amount of assets (or less amount of assets) on the Envestnet investment advisory services platform, Envestnet shall, at the same time, extend such more favorable prices or terms to FBS.

6. REPRESENTATIONS AND WARRANTIES.

(a) Authority. Each party represents, warrants and covenants that it is a legal business entity duly organized and validly existing in good standing under the laws of the jurisdiction of its formation and qualified to do business in each state where such qualification is necessary, that it has full power and authority to enter into and perform this Agreement, and that the execution and delivery of this Agreement and the occurrence of the terms, provisions and obligations herein do not constitute a breach or violation under any instrument or agreement by which it is bound, or a breach or violation of or default under any order, statute, rule, regulation, or code of professional conduct or ethics to which it is or may be a party, or to which it is or may be subject. Each party also represents and warrants that the person signing this Agreement on its behalf has been properly authorized and empowered to do so.

(b) Regulatory Compliance. In performing its duties under this Agreement, each party will: (a) act in a manner consistent with the terms of this Agreement; (b) comply with any applicable provisions of the Investment Advisers Act of 1940 (the “Advisors Act”); (c) comply with any and all other applicable federal and state laws, including, without limitation, the Internal Revenue Code of 1986 (“IRC”), the Employee Retirement Income Security Act of 1974 (“ERISA”) and all rules and regulations promulgated thereunder, if applicable, including the ERISA bonding requirement; and (d) comply with any and all codes of professional conduct or ethics applicable hereunder. FBS and Envestnet each agrees to promptly notify the other if it or any of its officers or directors becomes the subject of any proceedings that could result in a breach of any of the provisions under this paragraph. Envestnet shall ensure that the Customized Envestnet Platform complies with all applicable legal and regulatory requirements, including, without limitation, those applicable to the Internet; provided however that Envestnet will have no compliance responsibilities with respect to any content of the Custom Envestnet Platform provided to Envestnet by FBS or any Advisor. FBS shall ensure that the FBS Technology complies with all applicable legal and regulatory requirements, including, without limitation, those applicable to the Internet.

(c) Registration. Envestnet is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Advisors Act and shall maintain such registration for the Term of this Agreement. FBS is and will continue to be registered or licensed under all applicable federal and state laws in all jurisdictions where required, and neither FBS, nor any person associated with FBS is disqualified from acting as a solicitor for Envestnet under Rule 206(4)-3 of the Advisers Act.

7. WARRANTIES; DISCLAIMER OF WARRANTIES.

(a) Envestnet warrants that for a period of ninety (90) days from the Launch Date (the “Warranty Period”), the Customized Envestnet Platform will comply in all material respects to the Specifications and will perform in accordance with the performance specifications and service levels set forth in Exhibit F. If, during the Warranty Period, the Customized Envestnet Platform fails to perform as warranted above, FBS shall notify Envestnet of such failure and Envestnet shall, at no charge to FBS, use diligent commercial efforts to promptly make such changes to the Customized Envestnet Platform as are required for the Customized Envestnet Platform to perform as warranted above. If such failure is not remedied within fifteen (15) days of FBS’s notification to Envestnet of such failure, FBS may terminate this Agreement by providing written notice of such termination to Envestnet.

(b) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, ENVESTNET MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE ENVESTNET TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. FBS HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY ENVESTNET EXCEPT AS

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SPECIFICALLY SET FORTH IN THIS AGREEMENT. IN ADDITION, NOTWITHSTANDING ANY PROVISION HEREOF, ENVESTNET DOES NOT WARRANT THAT THE OPERATION OF THE ENVESTNET TECHNOLOGY WILL BE UNINTERRUPTED OR ERROR FREE.

(c) FBS MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE FBS TECHNOLOGY, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. ENVESTNET HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY FBS EXCEPT IF AND TO THE EXTENT SPECIFICALLY SET FORTH IN THIS AGREEMENT. IN ADDITION, AND NOTWITHSTANDING ANY PROVISION HEREOF, FBS DOES NOT WARRANT THAT THE OPERATION OF THE FBS TECHNOLOGY WILL BE UNINTERRUPTED OR ERROR FREE. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, ENVESTNET SHALL HAVE NO RESPONSIBILITY OR LIABILITY FOR ANY FAILURE OF THE FBS TECHNOLOGY (UNLESS, SUBJECT TO ANY AND ALL OTHER DISCLAIMERS OF LIABILITY BY ENVESTNET, IN THIS AGREEMENT) SUCH FAILURE WAS CAUSED BY ENVESTNET) OR FOR ANY CONTENT OF THE CUSTOM ENVESTNET PLATFORM PROVIDED TO ENVESTNET BY FBS OR AN ADVISOR.

8. CONFIDENTIALITY.

(a) Envestnet and FBS acknowledge that in the course of this Agreement, each party (the “Receiving Party”) will become familiar with certain confidential technical and business information of the other party (the “Disclosing Party”) which the Disclosing Party desires the Receiving Party treat as confidential. As used in this Agreement, “Confidential Information” means any information disclosed at any time by the Disclosing Party to the Receiving Party, which is designated as “Confidential,” “Proprietary” or some similar designation, or which the Receiving Party knows or should reasonably know is proprietary, confidential or a trade secret, whether disclosed orally, in writing, or in any other manner. FBS and Envestnet each hereby agree to maintain the confidentiality of this Agreement and the other party’s Confidential Information in strict confidence using at least the degree of care and security as each uses to maintain the confidentiality of its own most Confidential Information of similar nature. Neither party shall disclose the other party’s Confidential Information to any third party except as permitted under this Agreement. Each party shall use the other party’s Confidential Information only to perform its obligations under this Agreement and shall disclose such Confidential Information only within its organization (including its affiliates) and only to those of its or its affiliates’ employees who need to know such information in order to perform its obligations under this Agreement. Each party may disclose the Confidential Information of the other party to those of its subcontractors, consultants and agents who have executed an agreement containing a provision substantially conforming to the confidentiality terms of this Agreement and who reasonably need to know such information in order to perform obligations under this Agreement.

(b) Information shall not be considered Confidential Information of the Disclosing Party if it: (i) is publicly available prior to or after disclosure hereunder other than through acts or omissions attributable to the Receiving Party’s employees or representatives; (ii) is already known by the Receiving Party or its affiliates at the time of disclosure hereunder; (iii) is disclosed in good faith to the Receiving Party or any of its affiliates by a third party having a lawful right to do so; or (iv) was independently developed by the Receiving Party or any of its affiliates without reference to the Disclosing Party’s Confidential Information. Upon termination or expiration of this Agreement, each party shall (x) destroy all of the other party’s Confidential Information or, at the other party’s written direction, return the applicable items to the requesting party, and (y) upon request by the other party, provide the other party with a written certification by an officer of the other party certifying that such Confidential Information has been destroyed or returned, as the case may be.

(c) Notwithstanding the foregoing, the Receiving Party shall be free to use in its business activities the Residuals (as defined below) from Confidential Information disclosed to the Receiving Party hereunder. For purposes of the foregoing, “Residuals” means the general ideas, concepts and know-how contained in Confidential Information that is retained in the unaided memories of those employees, consultants or independent contractors of the Receiving Party who have had access to Confidential Information in accordance with this Agreement. The foregoing does not permit the intentional memorization of any Confidential Information for the sole purpose of evading obligations contained in this Agreement, and does not include any license or right to the Disclosing Party’s copyrights, patents or other proprietary rights.

(d) Each party acknowledges that as a financial institution, the other party may be subject to certain laws and regulations regarding the privacy and protection of consumer information and/or personally identifiable information, and that any receipt or use of such information by either party may also be subject to compliance with such laws and regulations. Notwithstanding the provisions of sections 8(a) and 8(b) above, information that represents personally identifiable information of a Client, any personnel of an Advisor or any personnel of FBS shall always be considered to be Confidential Information of FBS.

(e) If either party is confronted with legal action to disclose any portion of the other party’s Confidential

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Information, that party shall promptly notify and shall use commercially reasonable efforts to assist the other party (at the other party’s expense) in obtaining a protective order or other similar order, and shall thereafter disclose only the minimum portion of the other party’s Confidential Information that is required to be disclosed in order to comply with the legal action, whether or not a protective order or other order has been obtained.

(f) Each party agrees to notify the other of any unauthorized disclosure or use of the other party’s Confidential Information promptly following such party’s discovery of such disclosure or use and shall promptly take measures to minimize the effect of such unauthorized disclosure or use and to prevent its recurrence.

(g) Envestnet and FBS acknowledge that their disclosure of any of the other’s Confidential Information without the other’s prior written consent would cause continuing, substantial and irreparable injury to the other party and that the other party’s remedies at law for such disclosure will not be adequate. Accordingly, the parties agree that the Disclosing Party shall be entitled to immediate injunctive relief against the breach or threatened breach of the foregoing undertakings by the Receiving Party, and that such rights shall be in addition to, and not in limitation of, any other rights or remedies to which the Disclosing Party may be entitled at law or equity.

9. PRIVACY OF CUSTOMER INFORMATION. Neither party shall disclose to any third party any non-public personal information regarding individual customers of either party provided by either party to the other pursuant to this arrangement except (i) as necessary to carry out the purposes of this arrangement, provided such disclosure is permitted under the applicable privacy policy of the party that obtained such information, or (ii) as permitted by Sections 248.14 or 248.15 of Regulation S-P, Privacy of Consumer Financial Information.

10. INDEMNIFICATION.

(a) FBS agrees to defend, indemnify and hold harmless Envestnet and its officers, directors, employees, agents and affiliates, against any and all damages, losses and costs, including reasonable attorneys’ fees and court costs, arising from or in any way related to any threatened or actual claim, investigation, lawsuit or other legal or regulatory proceeding (collectively, “Claims”) resulting from or based on (i) FBS’s breach of its obligations under this Agreement or any action or failure to act on the part of FBS that constitutes negligence or willful misconduct or (ii) any allegation that the FBS Technology infringes or represents a misappropriation of any copyright, patent, trade secret, trademark or other proprietary right of any third party.

(b) Envestnet agrees to defend, indemnify and hold harmless FBS, its affiliates and their respective officers, directors, employees, agents and affiliates, against any and all damages, losses and costs, including reasonable attorneys’ fees and court costs arising from or in any way related to any Claim against FBS or an Advisor resulting from or based on (i) Envestnet’s breach of its obligations under this Agreement or any action or failure to act on the part of Envestnet that constitutes negligence or willful misconduct, or (ii) any allegation that the Envestnet Technology or any other software, algorithm, design, plan, drawing, specification or service furnished hereunder by Envestnet, or FBS’s or an Advisor’s use of any of the foregoing in accordance with this Agreement, infringes or represents a misappropriation of any copyright, patent, trade secret, trademark or other proprietary or contractual right of any third party, provided that Envestnet shall not be liable to the extent the infringement or misappropriation relates to the combination of the foregoing with any materials not provided by Envestnet hereunder and for which the Customized Envestnet Platform was not intended to be used, or (iii) Envestnet’s failure to comply with Section 9 above or the security and data privacy requirements set forth in Exhibit J.

(c) The indemnified party shall promptly give written notice to the indemnifying party of its receipt of any Claim for which it would be indemnified pursuant to Sections 10(a) or 10(b) above, provided, however, that the failure of the indemnified party to provide prompt notice shall only relieve the indemnifying party from its obligations under this Section 10 to the extent that such late notice prejudiced its defense. The indemnifying party shall have the right to control and direct the investigation, defense and settlement of such Claim, provided that if the indemnifying party fails or elects not to either defend or settle such Claim, the indemnified party may defend and/or settle such Claim and the indemnifying party agrees to pay to the indemnified party any and all damages and expenses (including attorney’s fees) incurred and/or amounts paid in settlement by the indemnified party. The indemnified party may, at its own cost, participate in such investigation, defense and settlement of such Claim and any appeal arising therefrom. Upon request, the indemnified party shall cooperate in all reasonable respects, at the indemnifying party’s cost and expense, with the indemnifying party and its attorneys in the investigation, trial and defense of such Claim, and any appeal arising therefrom. The indemnified party has the right to review and approve any counsel, which approval shall not be unreasonably withheld, selected by the indemnifying party to defend the indemnified party and the terms and conditions of any settlement affecting the indemnified party, which approvals shall not be unreasonably withheld. The indemnifying party shall not agree to any settlement that imposes restrictions on the indemnified party or requires any action by the indemnified party without the indemnified party’s prior written consent, which consent shall not be unreasonably withheld.

(d) In the event of any Claim of the type described in Section 10(b)(ii) above, Envestnet shall, at its option and expense, (i) procure for FBS and Advisors the right to continue to use the Customized Envestnet Platform, or (ii) replace or modify of the Customized Envestnet Platform or portion thereof so it no longer infringes or represents a

Confidential Treatment Requested

misappropriation of such copyright, patent, trade secret, trademark or other proprietary or contractual right, so long as the utility to FBS and Advisors of the Customized Envestnet Platform and the performance of the Customized Envestnet Platform are not materially impaired and the Customized Envestnet Platform continues to conform to the Specifications.

11. LIMITATIONS OF LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY LAW, AND NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN:

(a) EXCEPT (i) FOR AMOUNTS PAYABLE PURSUANT TO SECTIONS 10(a)(ii) AND 10(b)(ii) ABOVE, AND (ii) TO THE EXTENT ARISING FROM A BREACH OF SECTION 8 OR 9 ABOVE, IN NO EVENT WILL EITHER PARTY (OR ITS AFFILIATES) BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY, PUNITIVE OR SPECIAL DAMAGES, INCLUDING (WITHOUT LIMITATION) DAMAGES ARISING OUT OF OR IN CONNECTION WITH ANY LOSS OF PROFIT, LOSS OF DATA, INTERRUPTION OF SERVICE, OR LOSS OF BUSINESS OR ANTICIPATORY PROFITS, EVEN IF THAT PARTY HAS BEEN APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES.

(b) IN NO EVENT WILL ENVESTNET BE LIABLE TO FBS OR ITS AGENTS FOR ANY DAMAGES ARISING OUT OF (i) SECURITIES BROKERAGE ACTIVITIES OR INVESTMENT ADVISORY ACTIVITIES OF FBS OR ITS AGENTS; (ii) THE INVESTMENT ADVISORY ACTIVITIES OF ENVESTNET’S MONEY MANAGERS AND ANY DAMAGES RESULTING THEREFROM UNLESS ENVESTNET WAS NEGLIGENT IN THE SELECTION OR OVERSIGHT OF SUCH MONEY MANAGERS; (iii) IMPROPER DISTRIBUTION OR USE OF FBS’S PASSWORDS BY FBS, ITS AGENTS, ANY ADVISOR OR CLIENTS; OR (iv) ANY LOSS INCURRED WITH RESPECT TO ANY CLIENT’S ACCOUNT DUE TO PERFORMANCE OR INVESTMENT RESULTS EXCEPT WHERE SUCH LOSS RESULTS DIRECTLY FROM NEGLIGENCE OR WILLFUL MISCONDUCT OF ENVESTNET OR ITS AGENTS.

(c) ENVESTNET ASSUMES NO LIABILITY FOR THE DELAY, FAILURE, INTERRUPTION, LOSS, OR CORRUPTION OF ANY DATA OR OTHER INFORMATION TRANSMITTED IN CONNECTION WITH USE OF THE ENVESTNET TECHNOLOGY PROVIDED THAT SUCH DELAY, FAILURE, INTERRUPTION, LOSS, OR CORRUPTION WAS NOT IN ANY MATERIAL RESPECT DUE TO ENVESTNET’S ACT AND PROVIDED FURTHER THAT ENVESTNET HAS COMPLIED WITH ITS OBLIGATIONS SET FORTH IN SECTION 13(G) BELOW. FBS ACKNOWLEDGES THAT THE ENVESTNET TECHNOLOGY TRANSMITS

INFORMATION OVER LOCAL EXCHANGE, INTEREXCHANGE AND INTERNET BACKBONE CARRIER LINES AND THROUGH ROUTERS, SWITCHES AND OTHER DEVICES OWNED, MAINTAINED AND SERVICED BY THIRD PARTY LOCAL EXCHANGE AND LONG DISTANCE CARRIERS, UTILITIES, INTERNET SERVICE PROVIDERS AND OTHERS, ALL OF WHICH ARE BEYOND THE CONTROL OF ENVESTNET. IN THE EVENT OF A DELAY, FAILURE, INTERRUPTION, LOSS OR CORRUPTION OF DATA, ENVESTNET WILL WORK WITH THE APPROPRIATE THIRD PARTY TO RESTORE THE SERVICES AS PROMPTLY AS POSSIBLE.

12. ARBITRATION AGREEMENT. Subject to either party’s right to seek relief pursuant to the Nondisclosure Agreement and either party’s right to seek preliminary restraining orders, preliminary injunctions or other equitable relief from a court of competent jurisdiction, Envestnet and FBS agree to settle by arbitration any controversy between them, their affiliates and successors, and their officers, executives, directors, employees, or agents, which relates to this Agreement. Such arbitration will be conducted in Chicago, Illinois according to the securities arbitration rules of the National Association of Securities Dealers, Inc. (“NASD”); provided, however, that if any party is not eligible to participate in NASD arbitration, then the arbitration will be conducted before a sole arbitrator sitting in Chicago, Illinois, in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association. Any award the arbitrator makes will be final, and judgment on it may be entered in any court having jurisdiction. This arbitration agreement shall be enforced and interpreted exclusively in accordance with applicable law, including the Federal Arbitration Act. This agreement to arbitrate shall not constitute a waiver of any rights available to any party under federal or state law.

13. MISCELLANEOUS.

(a) Use of Names; Press Release. Except as set forth elsewhere herein, any use of the other party’s name or logo or that of its products or services and any description by either party of the other party, its products or services is subject to the review and written approval of the other party prior to use, which approval shall not be unreasonably withheld. Neither party shall issue a press release with regard to the existence, terms or conditions of this arrangement, or with regard to the relationship among the parties created by this arrangement without the prior review and approval of such press release by the other party.

(b) Relationship of the Parties. In performing this Agreement, the parties shall at all times be independent contractors rather than agents, partners, representatives, or employees of each other, and neither party shall have any authority to act for or bind the other party. Nothing in this Agreement shall be deemed to create an agency, employment, partnership, joint venture or similar

Confidential Treatment Requested

relationship between FBS and Envestnet. Neither FBS nor Envestnet shall represent or imply in any way to Clients or any third parties that it is an officer, director, employee, agent, representative, partner, joint venture or affiliate of the other.

(c) Notices. Except where provided otherwise, notices hereunder shall be in writing and shall be delivered by hand, sent by a nationally recognized overnight courier, or sent by registered or certified mail, return receipt requested, postage prepaid, and properly addressed to the parties at the following addresses:

If to FBS:	Fidelity Brokerage Services LLC
82 Devonshire Street Mailzone Z2N
Boston, MA 02109
Attention: Jennifer Moran

If to Envestnet:	Envestnet Asset Management, Inc.,
35 East Wacker Drive
Suite 1600
Chicago, IL 60601
Attention: General Counsel

Notices shall be effective upon receipt by the receiving party.

(d) Client Relationships. Envestnet shall not market its products or services to Clients referred to Envestnet by any Advisor except that Envestnet may, in cooperation with FBS, market the Customized Envestnet Platform to Advisors and their Clients pursuant to this Agreement with, in each case, FBS’s, and with respect to Clients, such Advisor’s, express advance written consent.

(e) Freedom of Action. Envestnet acknowledges and agrees that nothing in this Agreement shall preclude FBS or its affiliates from developing, procuring and/or marketing products, software or services comparable to those offered by Envestnet provided that Fidelity Investment Registered Investment Advisor Group (“FRIAG”) a division of FBS does not market a customized platform to deliver a combination of its base products and services substantially similar to that described herein for a period of eighteen (18) months from the Effective Date of this Agreement. Envestnet shall not assert any claim or cause of action against FBS or any of its affiliates based on FBS’s or such affiliate’s development, marketing, sale, licensing or provision of any software, website, service or product to the extent that the claim or cause is based on any legal theory that (i) alleges that such software, website, service or product infringes Envestnet’s copyright or trademark rights in those provided by Envestnet under this Agreement to the extent such claim relates to: (x) the sequence or organization of menus, commands or tool bars, (y) use of nomenclature that is not unique to, originated by, or a trademark of Envestnet, or (z) placement of the same or similar type of content in the same or similar on screen location, or (ii) is based on similarities in the software, website, service or product offered by FBS or its affiliate compared to those offered by Envestnet that (a) are required by (1) the use of the same hardware or software platform in implementing such software, website, service or product, (2) the use of similar third party technology or content in such software, website, service or product, or (3) the need to comply with or to provide a format to comply with regulatory requirements or common industry standards that do not originate from Envestnet’s products or services, or (b) individually represent generic functionality relating to data processing, website operations, or investment advisory services, provided that any such software, website, service or product does not use any software owned by Envestnet, and provided further that FBS does not violate the terms of this Agreement and does not utilize the Envestnet Technology or any confidential information of Envestnet protected under paragraph 8 hereunder in making, procuring or marketing such products or services. Except with respect to the matters described above in this section, Envestnet is not waiving any rights to assert claims based on copyright infringement, trademark infringement, patent infringement, misappropriation of trade secrets or breach of confidentiality.

(f) Right to Audit. Subject to FBS’s compliance with the confidentiality provisions of paragraph 8, Envestnet will keep and make available for inspection, examination and audit of FBS, its authorized employees, agents, representatives or auditors at all reasonable times, all data relating to the furnishing of services hereunder. Envestnet will maintain and provide upon request by FBS reasonably complete records to substantiate all variable charges.

(g) Disaster Contingency Plan. Envestnet has provided FBS a summary of its disaster contingency plan (“Disaster Contingency Plan”), which is attached hereto as Exhibit H. Envestnet shall, no later than twelve (12) months following the Launch Date, revise the Disaster Contingency Plan so that such plan specifically describes the actions, and associated timeframes, that Envestnet will undertake in the event such plan is executed, and Envestnet shall provide FBS with a copy of such revised Disaster Contingency Plan. Envestnet represents that the Disaster Contingency Plan is, and at all times during the Term shall be, designed to restore full operation of the Customized Envestnet Platform within eight (8) hours of any disruption to the normal operation of the Customized Envestnet Platform. Throughout the Term of this Agreement, Envestnet shall maintain and, upon an occurrence of an event likely to cause a disruption in the normal operation of the Customized Envestnet Platform of eight (8) hours or more, shall initiate and follow such Disaster Contingency Plan. All costs and expenses incurred in connection with developing, maintaining, testing, initiating and following the Disaster Contingency Plan shall be borne by Envestnet. Envestnet shall provide FBS no less than ninety (90) days advance written notice of any material modifications to the Disaster Contingency Plan. Envestnet shall conduct a test of the Disaster Contingency Plan at least once every twelve months and promptly following each such test, Envestnet shall provide to FBS a written report summarizing the

Confidential Treatment Requested

results of such test and any material failures or problems identified by such test.

(h) Insurance and Bonding. Envestnet agrees to carry and maintain at its own cost with such companies as are reasonably acceptable to FBS the following minimum levels of insurance and bonding:

(i) Worker’s Compensation and Employer’s Liability insurance to the full extent as required by applicable laws.

(ii) Comprehensive General Liability coverage, including contractual liability and public liability coverage, in not less than the following amounts: (A) Bodily Injury, including death, $500,000 each person and $1,000,000 aggregate, (B) Property Damage of $1,000,000, and (C) Errors and Omissions insurance of $1,000,000.

(iii) Umbrella or excess liability insurance in an amount not less than $5,000,000.

(iv) All certificates of insurance maintained hereunder will contain a provision that the coverage will not be canceled without thirty days prior written notice (hand-delivered or certified mail, return receipt requested) to FBS.

(i) Governing Law. This Agreement shall be interpreted and construed in accordance with, and governed by the laws of the United States and of the Commonwealth of Massachusetts’ without reference to its conflicts of law rules.

(j) Severability. If any provision of this Agreement is determined by any court of competent jurisdiction to be invalid or unenforceable, such provision shall be interpreted to the maximum extent to which it is valid and enforceable, all as determined by such court in such action, and the remaining provisions of this Agreement will, nevertheless, continue in full force and effect without being impaired or invalidated in any way.

(k) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

(l) Headings. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

(m) Assignment. Neither party may assign this Agreement, by operation of law or otherwise, without the prior written consent of the other party, which consent will not be unreasonably withheld. Notwithstanding the foregoing, either party may, without obtaining the prior written consent of the other party, assign this Agreement and its rights and obligations hereunder (i) to an affiliate of the assigning party, (ii) in connection with the disposition of substantially all of the business and assets of the assigning party to which this Agreement relates, or (iii) in connection with the merger or corporate reorganization involving the assigning party, provided, however, that in the case of (i), (ii) and (iii) above, the assignee is not a competitor (or an affiliate of a competitor) of the other party or any of the other party’s affiliates.

(n) Force Maieure. Neither party shall be held responsible for any delay or failure to perform any part of this Agreement to the extent such delay or failure results from any cause beyond its control and without the fault or negligence of the party claiming excusable delay, such as acts of God, acts of war, extraordinary acts of the United States of America or any state, territory or political subdivision thereof, fires, storms, floods, epidemics, work stoppages, strikes, embargoes and similar events (collectively, “Force Majeure”). Notwithstanding the foregoing, the occurrence of a Force Majeure shall not relieve Envestnet of its obligation to invoke and follow the Disaster Recovery Plan.

(o) Survival. The provision of Sections 2(b), 2(d), 2(e), 2(i), 7, 8, 9, 10, 11, 12 and this Section 13, as well as any other terms of this Agreement that expressly extend or by their nature should extend beyond termination of this Agreement, will survive and continue in full force and effect after such termination.

(p) Entire Agreement. This Agreement, together with its attachments, constitutes the entire understanding and agreement between the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral or written communications with respect hereto, all of which are merged herein. This Agreement may not be altered, amended, or modified except by a written instrument signed by an authorized representative of each party.

signature page follows

Confidential Treatment Requested

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date

Envestnet Asset Management, Inc.

By:	/s/ Shelly A. Starr	Date:	12/28/05
Name:	Shelly A. Starr
Title:	Corporate Secretary

Fidelity Brokerage Services LLC

By:	/s/ Jennifer Moran	Date:	12/28/05
Name:	Jennifer Moran
Title:	Senior Vice President

Confidential Treatment Requested

EXHIBIT A

MANAGER RESOURCE WRAP PROGRAM & MULTI-MANAGER ACCOUNTS PROGRAM

This Exhibit A is an attachment to the Agreement by and between Envestnet and FBS and describes certain investment advisory services (described below) offered by Envestnet to Advisors. Capitalized terms not otherwise defined in this Exhibit have the meaning ascribed to them in the Agreement.

1. Money Manager Selection and Monitoring. Envestnet has established contractual relationships with various money managers and may establish contractual relationships with new money managers during the Term (“Money Managers”). Envestnet will identify such Money Managers and provide Advisors’ Clients with the ability to access the private money management services of the Money Managers, either directly using a separate managed account for each Money Manager (the “Manager Resource Wrap Program”) or indirectly using a single managed account traded by Envestnet based on the instructions of the relevant Money Manager(s) (the “Multi-Manager Accounts Program”). Advisors shall have no obligation to use any Money Managers. Envestnet shall not be obligated to maintain contractual relations with any particular Money Manager, and Envestnet expressly reserves the right to terminate contractual relationships with existing Money Managers, enter into contractual relationships with new Money Managers, and/or to permit Money Managers to terminate contractual relations with Envestnet.

2. Money Manager Evaluation. Envestnet has developed and implemented a program to collect and report data on investment style and philosophy, past performance, and personnel of each pre-selected Money Manager on the Envestnet Platform. Any Advisor may request that Envestnet evaluate certain Money Managers, which evaluation Envestnet may undertake in its sole discretion. The Programs described herein shall provide Advisors with sufficient data and/or reports on each Money Manager being evaluated to allow Advisors to evaluate the competence and experience of each Money Manager in accordance with then-current industry standards. Envestnet acknowledges that FBS will not undertake any evaluation or due diligence of any Money Manager in connection with a Program or the Services.

3. Disclaimer. Notwithstanding the foregoing or anything herein to the contrary, and to the maximum extent permitted by law: (a) FBS acknowledges that Envestnet does not independently verify the accuracy of the Money Managers’ responses to Envestnet’s due diligence questionnaires or Clients’ responses to the risk profiling questionnaires or other information gathering conducted by Advisors; and (b) Envestnet will have no responsibility or liability whatsoever with respect to a Money Manager’s investment performance. Neither Envestnet nor any of its officers, directors, employees, agents, affiliates, or others associated with the Manager Resource Wrap Program or the Multi- Manager Accounts Program described herein shall be liable for any loss incurred with respect to Client’s account, except where such loss directly results from Envestnet’s negligence or willful misconduct. FBS acknowledges and understands that there is no guarantee of performance or investment results hereunder or with any Envestnet services or products, and that the past performance of any Envestnet services or products (including, without limitation, the Manager Resource Wrap Program and the Multi-Manager Accounts Program) is not an indication of any future results.

4. Fees & Billing. The fees and billing procedures for the services described in this Exhibit are described in Exhibit K.

Confidential Treatment Requested

EXHIBIT B

FBS REPACKAGING OF MANAGER RESOURCE WRAP PROGRAM

This Exhibit B is an attachment to the Agreement by and between Envestnet and FBS and describes certain investment advisory services (described below) offered by Envestnet through FBS’s affiliated Advisors. Capitalized terms not otherwise defined in this Exhibit have the meaning ascribed to them in the Agreement.

1. FBS Manager Resource Network Program. FBS may also provide certain portions of Envestnet’s Manager Resource Wrap Program through its Advisors on a reduced cost basis as described in this Exhibit B (the “Manager Resource Network Program”). In the Manager Resource Network Program, the Advisors will be provided only access to the various Money Managers with no access to Envestnet’s risk questionnaire/scoring system/allocation models. If the Advisor is only using the Manager Resource Network Program, then Envestnet will provide the Advisor with a proposal capability in which the Advisor represents to Envestnet that the Advisor has determined that all the products and services selected for a client in the proposal are suitable for that client in the proposal. This proposal system will offer the Advisor the ability to incorporate any combination of all the Separate Account Managers available through Envestnet in an investor proposal. The provision of the Services by Envestnet of the Manager Resource Network Program will be governed by the same terms applicable to Envestnet’s provision of the Separate Account Program aside from the specific services and capabilities provided by Envestnet under each Program.

2. Advisors who choose to use the Manager Resource Network Program will not have access to the Manager Resource Wrap Program, which includes Money Managers due diligence as described in Exhibit A. Advisors who use the Manager Resource Network Program will be able to use all other Envestnet products, including but not limited to Multi-Manager Accounts, Mutual Fund Wrap, ETF Wrap, Mutual Fund Solutions, EnvestK, Performance Reporting, Model Management and Fee Billing according to the fee schedules described for these products in Exhibit K.

3. Fees & Billing. The fees and billing procedures for the services described in this Exhibit are described in Exhibit K.

Confidential Treatment Requested

EXHIBIT C

WRAP FEE PROGRAM - MUTUAL FUND WRAP and ETF WRAP PORTFOLIOS

This Exhibit C is an attachment to the Agreement by and between Envestnet and FBS and describes certain investment advisory services (described below) offered by Envestnet to Advisors. Capitalized terms not otherwise defined in this Exhibit have the meaning ascribed to them in the Agreement.

A.	Mutual Fund Solution

1. Fund Screening and Asset Allocation. Clients of Advisors, through the Envestnet Platform, shall have access to certain mutual funds and exchange-traded funds (“ETFs”) for Client investment. For Wrap Fee Program providers other than Strategic Advisers Inc. (“SAI”), Envestnet has developed a method for screening and selecting mutual funds and/or ETFs by performance and risk characteristics, asset class, minimum fund size, inception date, manager tenure, load fees and security holdings (“Screening Method”). The information obtained by the relevant Advisor in consultation with each Client will be used by the Customized Envestnet Platform to determine a risk profile for such Client and for assigning such Client to a target asset mix (“TAM”). Envestnet shall be responsible for the selection of the third parties that provide Wrap Fee Programs to Clients and for the algorithm that is used by the Customized Envestnet Platform to assign a particular Client to a particular TAM. For any Wrap Fee Program for which SAI performs subadvisory activities to Envestnet, such activities and related matters shall be set forth in a separate agreement between Envestnet and SAI. Envestnet acknowledges that FBS will not undertake to screen or render any opinion on the screening or suitability of any investment for a Program or the Services.

2. Program Options. In addition to appointing Envestnet to manage a Client’s assets in the Wrap Fee Program on a discretionary basis, a Client may select one or more Investment Models (see section B below) that will be implemented by Envestnet through the Wrap Fee Program structure.

3. Disclaimer. Notwithstanding the foregoing or anything herein to the contrary, and to the maximum extent permitted by law: (a) FBS acknowledges that Envestnet does not independently verify the accuracy of Clients’ responses to the risk profiling questionnaires or other information gathering conducted by the relevant Advisor or any information provided by the mutual funds included in the Program; and (b) Envestnet will have no responsibility or liability whatsoever with respect to the investment performance of any mutual fund or ETF made available hereunder or any portfolio manager involved herein. Notwithstanding the foregoing, Envestnet is responsible for the construction of each portfolio TAM of which each investment is a component (provided that Envestnet shall not be responsible for any decisions by an Advisor or FBS overriding the investment instruments selected by SAI or another third party provider), and Envestnet is responsible for determining the suitability of the TAM selected for a Client. Neither Envestnet nor any of its officers, directors, employees, agents, affiliates or others associated with the Wrap Fee Program described herein shall be liable for any loss incurred with respect to the account, except where such loss directly results from Envestnet’s negligence or willful misconduct. FBS acknowledges and understands that there is no guarantee of performance or investment results hereunder or with any Envestnet services or products, and that the past performance of any Envestnet services or products is not an indication of any future results.

4. Fees & Billing. The fees and billing procedures for the services described in this Exhibit are described in Exhibit K.

B.	Third Party Models.

1. Investment Models. Subject to FBS’s written authorization, Envestnet may make available to Clients through the Advisors certain investment models (“Investment Models”) created by one or more independent investment advisers (each, a “Model Provider”). Each Model Provider has created for Envestnet one or more Investment Models that may include the use of mutual funds, exchange traded funds, individual securities or a combination of these instruments. The Investment Models are designed to track Clients’ risk tolerance.

2. Disclaimer. Notwithstanding the foregoing or anything herein to the contrary, and to the maximum extent permitted by law, FBS agrees and acknowledges that although Envestnet is the fiduciary for the Investment Models and therefore responsible for the decision to use the Investment Model selected for each Client, Envestnet has selected the various Model Providers to design and update the Investment Models. Envestnet does not have the authority to make changes to a Model Provider’s Investment Models, and Envestnet will have no responsibility or liability whatsoever with respect to the performance or non-performance of the Investment Models. Neither Envestnet nor any of its officers, directors, employees, agents, affiliates, or others associated with the Investment Models described herein shall be liable for any loss incurred with respect to the account, except where such loss directly results from Envestnet’s gross negligence or willful misconduct. FBS

Confidential Treatment Requested

and each Advisor acknowledge and understand that there is no guarantee of performance or investment results hereunder or with any Envestnet services or products, and that the past performance of any Envestnet services or products is not an indication of any future results.

3. Responsibilities of Advisor. FBS acknowledges that Envestnet shall require each Advisor to assume the following responsibilities in connection with offering the services described in this Exhibit, and Envestnet understands and agrees that FBS shall have no responsibility for monitoring or ensuring any Advisor’s compliance with such responsibilities:

(a) Delivery and Offer of Form ADV, Part II. Each Advisor shall deliver (or delegate to the appropriate investment advisor representative the responsibility to deliver) to each Client at or before the time Client invests funds in the Investment Models, a copy of Envestnet’s Form ADV, Part II (or Schedule H, as appropriate) and a copy of the relevant Model Provider’s Form ADV, Part II. Annually thereafter, the relevant Advisor shall offer to deliver, and deliver upon request, a copy of Envestnet’s Form ADV, Part II (or Schedule H, as appropriate) and the Model Provider’s Form ADV, Part II.

(b) Protection of Investment Models. Each Advisor acknowledges and agrees that the Investment Models are to be protected as Confidential Information. No Advisor will publish, transmit, disclose, copy, redistribute or otherwise make the Investment Models or information pertaining to the Investment Models or any portion thereof, available to any person or entity other than such Advisor and such Advisor’s affiliates and employees, unless such Advisor obtains Envestnet’s prior written consent.

(c) Communications with the Model Providers. Any requests for information or other communications with the Model Providers must be directed to Envestnet. Each Advisor agrees not to initiate communications with any Model Provider related to the Investment Models.

(d) Advertising. Each Advisor agrees to comply with Envestnet’s written instructions and the relevant Model Provider’s written instructions with respect to advertising and promotion of the Investment Models. No Advisor will refer to or describe Envestnet, such Model Provider or the Investment Models in any advertisements, brochures, literature or other written materials without obtaining the prior written approval of Envestnet and the relevant Model Provider. No Advisor shall create advertising materials, or sell, license, publish or advertise any information related to Envestnet, a Model Provider or the Investment Models without the written consent of Envestnet and such Model Provider. Notwithstanding the foregoing restrictions, Envestnet may make available to Advisors certain marketing materials, which will have been pre-approved by Envestnet and the relevant Model Provider.

4. Compensation of the Model Providers. Envestnet may compensate the Model Providers by allocating a portion of such Model Provider’s Investment Models Fee to the Model Provider in exchange for the Model Provider’s services.

5. Termination of Relationship. If a Model Provider terminates its agreement with Envestnet regarding the Investment Models, either by its own choice or upon Envestnet’s request, Envestnet shall have the option of terminating Clients’ participation in the Investment Models, selecting a new Model Provider for the Client’s account or acting as the investment adviser of the Client’s account, without the participation of any Model Provider.

6. Fees & Billing. The fees and billing procedures for the services described in this Exhibit are described in Exhibit K.

Confidential Treatment Requested

EXHIBIT D

NON-PROGRAM ASSETS

This Exhibit D is an attachment to the Agreement by and between Envestnet and FBS. The parties to the Agreement acknowledge that Clients may have assets held outside of the Manager Resource Wrap Program, Manager Resource Network Program, the Multi-Manager Accounts Program, Wrap Fee Program, Mutual Fund Choice, Alternative Investments and EnvestK (“Non-Program Assets”) which are held at a custodian for which Envestnet has developed an electronic data retrieval interface (“Reporting Custodian”) and for which an Advisor may desire to receive quarterly performance reports (“Reporting Only Services”). FBS understands and agrees that the only securities eligible to receive Reporting Only Services are mutual funds and marketable securities for which Envestnet does not provide investment advisory services and that Envestnet does not verify the accuracy or completeness of the data regarding Non-Program Assets received from Reporting Custodians. Envestnet hereby agrees to make available Reporting Only Services to each Advisor with respect to such Non-Program Assets, upon the request of such Advisor. Reports on Non-Program Assets will be in the form then generally in use by Envestnet. Fees for Reporting Only Services are set forth below. The Services described in this Exhibit D shall not be deemed to be investment advisory services.

1. Extraction and Display of Custodian Account Information. Upon the request of an Advisor, Envestnet shall extract account data for Non-Program Assets from the Reporting Custodian’s data systems and display such data on the Customized Envestnet Platform. If such Advisor chooses to have such data extracted and displayed on the Envestnet Platform, then the Advisor will be given access to all of the functionality of the Envestnet Platform, except for the fund screening and asset allocation tools, and Envestnet shall provide billing services specified below. To the extent an Advisor requests such data extraction, the fees specified below in this Exhibit K shall apply.

2. Disclaimer. Notwithstanding the foregoing or anything herein to the contrary, and to the maximum extent permitted by law, FBS acknowledges and understands that the services described in this Exhibit D relate only to the extraction and display of Non-Program Assets information. FBS understands and agrees that Envestnet shall not act as an investment advisor with respect to the Non-Program Assets and that neither Envestnet nor any of its officers, directors, employees, agents, affiliates, or others associated with Envestnet shall be liable for any loss incurred with respect to the Non-Program Assets, except where such loss directly results from Envestnet’s negligence or willful misconduct. FBS further understands and agrees that it shall be the responsibility of a Client’s Advisor, and not Envestnet’s responsibility, to enter all transactions for Non-Program Assets through the relevant custodian’s trading platform and that FBS shall not submit orders requested by an Advisor for the Non-Program Assets through the Envestnet Platform. Envestnet understands and agrees that FBS shall execute orders requested by an Advisor only for assets or accounts for which FBS serves as Custodian, and that FBS shall have no responsibility for assets or accounts held by other custodians. FBS understands and agrees that there is no guarantee of performance or investment results hereunder, and that Envestnet shall not be responsible for any trading errors, data transmission errors or other errors beyond Envestnet’s control.

3. Fees & Billing. The fees and billing procedures for the services described in this Exhibit are described in Exhibit K.

Confidential Treatment Requested

EXHIBIT E

[intentionally omitted]

Confidential Treatment Requested

EXHIBIT F

HOSTING, OPERATIONAL, MAINTENANCE AND REPAIR STANDARDS

A. General.

1. Envestnet shall host and operate the Customized Envestnet Platform on Envestnet’s computer hardware physically situated at a co-location facility operated and maintained by Navisite, Inc. and currently located at 808 Jorie Blvd., Oakbrook, Illinois. Envestnet shall set up and maintain a sufficient number of computer servers as is required for the Customized Envestnet Platform to meet the performance specifications and service levels set forth in this Exhibit.

2. Envestnet shall not subcontract, outsource or delegate to any third party any aspect of Envestnet’s hosting, operation and maintenance of the Customized Envestnet Platform (including, without limitation, customer support for users of the Customized Envestnet Platform). Notwithstanding the foregoing, Envestnet may maintain its current co-location arrangement with Navisite, Inc. for co-location services in Navisite’s Chicago area data center, and Envestnet may not change co-location providers or the location of its production environment, without, in each case, the prior written notice of FBS.

B. Operational Standards and Service Levels.

1. Definitions.

(a) “Business Day” shall mean a day on which the New York Stock Exchange is scheduled to be open for trading.

(b) “Non-Prime Hours” shall mean collectively (i) during a Business Day, the time periods from 12:00 am Eastern Time to 7:59 am Eastern Time and from 8:01 pm Eastern Time to 11:59 pm Eastern Time, and (ii) during any day that is not a Business Day, the time period from 12:00 am Eastern Time to 11:59 pm Eastern Time. Non-Prime Hours shall not include any downtime for scheduled maintenance during the maintenance windows described in Section I below (Systems and Application Maintenance Overview).

(c) “Prime Hours” shall mean the time period from 8:00 am Eastern Time to 8:00 pm Eastern Time during a Business Day.

2. System Availability.

The target availability for the Customized Envestnet Platform is (i) 98.5% during Prime Hours and (ii) 98.5% during Non-Prime Hours.

Availability will be monitored by Keynote Systems, Inc., an independent third-party performance measurement service, or by another comparable service mutually agreed upon by Envestnet and FBS. In addition, Fidelity shall have the right to perform the monitoring of the availability of the Customized Envestnet Platform in lieu of Keynote Systems or such other comparable service performing such activity, subject to Envestnet’s approval of the methodology of such monitoring. Availability shall be calculated on a monthly basis (calendar month) for determining whether the availability targets have been met.

Envestnet will monitor the single log-on transaction request from the demarcation point at Envestnet to the log-on authorization that is passed back to FBS. The demarcation point for calculating site availability is from the Envestnet internal network interface at the production facility and includes all production devices configured on the network. Site availability is not calculated beyond this point.

3. Response Time.

The target average response time for the Customized Envestnet Platform, and the methodology for measuring such response time, shall be mutually agreed upon by Envestnet and FBS following test and acceptance of the transaction functionality by FBS.

Average response time shall be calculated on a monthly basis (calendar month) by Envestnet for determining whether the response time targets have been met. In addition, Fidelity shall have the right to perform the monitoring of the response time of the Customized Envestnet Platform in lieu of Envestnet of a third party performing such activity, subject to Envestnet’s approval of the methodology of such monitoring.

4. Failure to Meet Targets. For the purposes of this Agreement, an “SLA Failure” shall have occurred if any of the following occur with regard to the Customized Envestnet Platform for any given calendar month:

(a) the availability of the Customized Envestnet Platform during Prime Hours is less than the target availability; or

(a) the average of (i) the availability of the Customized Envestnet Platform during Prime Hours and (ii) the availability of the Customized Envestnet Platform during Non-Prime Hours is less than 98.5%; or

Confidential Treatment Requested

(c) the average response time is greater than the target average response time that has been mutually agreed upon by Envestnet and FBS.

[***                                                                                                                                                                                                                                                                                                                                 ] by Envestnet to FBS pursuant to this Agreement (per the revenue distribution described on Exhibit K attached hereto) for such calendar quarter.

Where an SLA Failure that occurred was the result of Envestnet failing to meet either or both of the targets relating to the availability of the Customized Envestnet Platform, [***                                                                                                                                                                                                                                                                                                                                            ] (the “Calendar Quarter Availability”). For the purposes of the calculation described in the previous sentence, the availability of the Customized Envestnet Platform for a particular month shall be the lower of (a) the availability of the Customized Envestnet Platform during Prime Hours for that month, and (b) the average of (i) the availability of the Customized Envestnet Platform during Prime Hours for that month, and (ii) the availability of the Customized Envestnet Platform during Non-Prime Hours for that month. For example, if the availability of the Customized Envestnet Platform during Prime Hours for each of January, February and March is 97.5%, 92% and 94% respectively, and the availability of the Customized Envestnet Platform during Non-Prime Hours for each of January, February and March is 99%, 88% and 96% respectively, [***                                                                                 ] the system availability for each of January, February and March shall be 97.5% (the availability during Prime Hours for January), 90.0% (the average of the availability during Prime Hours and Non-Prime Hours during February) and 94.0% (the availability during Prime Hours for March).

[***                                                                                                                                                                            ]

Calendar Quarterly Availability
	[	*****]
System Availability	[	*****]
	[	*****]
98.5% and higher	[	*****]
Below 98.5% and greater than or equal to 98.0%	[	*****]
Below 98.0% and greater than or equal to 96.5%	[	*****]
Below 96.5% and greater than or equal to 95.0%	[	*****]
Below 95.0% and greater than or equal to 93.5%	[	*****]
Below 93.5%	[	*****]

[***                                                                                                                                                                                                                                                                                                                                                                                                                                   ]

For the purpose of determining System Availability, unavailability shall include time that the Customized Envestnet Platform is unavailable to FBS or Advisors due to errors that make the site inoperable. [***

                                                                                                                                                                                                                     ]

System unavailability is calculated from the time the system becomes functionally inoperable until such time that functionality has been restored.

Prior to the Launch Date,[***

                                                                                                                                                                                                                 ]

Within fifteen (15) days after the end of each calendar quarter (or if Fidelity is performing the monitoring of the availability and response time for the Customized Envestnet Platform, within fifteen (15) days of Envestnet’s receipt of the applicable report(s) from FBS showing the availability and response time measurements for each of the three calendar months of the previous calendar quarter), Envestnet shall deliver to FBS a report showing the system availability (calculated as described above) and system response time (calculated in accordance with the procedures to be developed by the parties as described above) for each of the three months within the previous calendar quarter [***                                                                                                                                                                                                                                                                                                       ]

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

[***                                                                                                                                                                                                                                                  ]

C. Maintenance and Repair Standards. The following shall be provided by Envestnet at no additional charge to FBS or any Advisor:

1. Envestnet shall maintain the Customized Envestnet Platform such that any enhancements of the features or functionality of the Base Envestnet Platform, or new features or functionality added to the Base Envestnet Platform, are promptly incorporated into the Customized Envestnet Platform. FBS may elect to not have such enhancements or new features or functionality incorporated into Phase 1 and Phase 2 of the Customized Envestnet Platform.

2. Envestnet shall not make any change to the Customized Envestnet Platform that would require, or is reasonably likely to require, any change to FBS’s Advisor CHANNEL web site or Fidelity Advisor Channel Workstation or any other software or system used by FBS without, in each case, obtaining the prior written consent of FBS and coordinating the implementation of such change to the Customized Envestnet Platform with FBS.

3. Envestnet shall maintain the Customized Envestnet Platform to conform to all applicable legislative and regulatory requirements.

4. Envestnet shall ensure that the Customized Envestnet Platform supports the following browsers on the following platforms:

(a) the then-current version of Microsoft Internet Explorer and each of the two (2) preceding versions; and

(b) the then-current version of any other generally available browser that is compliant with W3C standards applicable to web browsers, and each of the two (2) preceding versions (provided that such version is also compliant with such W3C standards).

5. During the hours of 7:00 A.M. Central time to 7:00 P.M. Central time each Business Day, Envestnet shall make available to FBS service representatives, located at Envestnet’s Chicago offices, to handle FBS’s requests for support and service, such as:

(a) receiving reports of problems with the Customized Envestnet Platform; and

(b) coordinating FBS’s access to Envestnet’s application and website support specialists for assistance in problem determination and error correction activities.

6. Envestnet shall provide FBS with the contact information for designated personnel of Envestnet who will handle FBS’s report of problems with the Customized Envestnet Platform during hours outside of the time period specified in Section 4 above. Such contact information will include (i) where appropriate, pager numbers and/or cell phone numbers of the designated personnel, and (ii) an escalation process which FBS can use in the event the designated contact does not respond to FBS telephone calls and/or messages via pager.

7. Envestnet will respond to FBS’s report of problems with the Customized Envestnet Platform in accordance with the time periods set forth below.

Business Impact	Definition	Initial Response Time	Incident Updates(*)	Envestnet’s Work Schedule
Severity 1 (Critical)	Business is severely impacted or there has been a critical work stoppage created by the problem.	10 Minutes	Every hour	7X24 until temporary repair or workaround is in place
Severity 2 (Major)	Business is impacted but not a mission critical function - the problem affects the overall functionality, but the key elements are functioning properly with possible workarounds.	10 Minutes	Every 2 hours	7X24 until temporary repair or workaround is in place
Severity 3 (Moderate)	Business is not significantly impacted. There is full functionality but a defect does exist which should eventually be corrected.	30 Minutes	Once a day	Normal Business Hours

(*)	Envestnet shall report back to FBS’s designated contact on the current status of the reported problem in accordance with the specified frequency.

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

8. Envestnet will provide FBS with an initial incident report (in writing or via email) within one business day of a reported Critical or Major incident. Envestnet will provide FBS with a completed incident report (in writing or via email) within one business day after resolution of a Critical and Major incident.

D. Hosting Overview.

Envestnet contracts with third-party providers for server space, power, light, air conditioning, and physical security.

In the greater Chicago area, Envestnet has selected Navisite (http://www.navisite.com) as its primary hosting partner. Navisite was selected based upon their ability to provide enterprise level services. Navisite provides facility and power to allow Envestnet to maintain a state-of-the-art production environment. The primary production environment used to deploy the Customized Envestnet Platform is located in the Chicago area Navisite facility.

Navisite provides 7x24 manned security operations at their facilities. They require card key access as well as biometric verification before admittance to the facility.

Note: Navisite provides only collocation facilities. All systems, networks, applications, communications, and network security are managed exclusively by Envestnet personnel. Navisite personnel do not have log-on access to any Envestnet computer, server or network device.

E. Data Communications Overview.

Data communications infrastructure used by the Customized Envestnet Platform has been designed by Envestnet with fault tolerance as its highest priority. Envestnet has, and will maintain, dedicated, redundant DS3 and T1 links into the Navisite production facility from two different communication vendors in a BGP configuration providing access to of the Customized Envestnet Platform in the event there is failure on one of the provider circuits.

F. Enterprise Monitoring Overview.

Envestnet uses a number of commercial products and services to monitor the operation of the Customized Envestnet Platform. The health and condition of servers and the applications running on those servers is monitored by Argent Guardian which sends email/pager alerts to Envestnet staff and also takes selective self-correcting action. Network services and server connectivity is monitored by WhatsUp Gold and PRTG which also sends email/pager alerts of abnormal conditions to Envestnet staff.

In addition, other software tools may also be employed by Envestnet to monitor and pro-actively alert staff to potential problems that could affect availability of services and site performance.

G. External/Independent Monitoring Overview.

Envestnet uses external monitoring services provided by Keynote Systems (http://www.keynote.com) to monitor certain performance and availability characteristics of the Customized Envestnet Platform. Envestnet and Keynote Systems, Inc. validate and ensure site connectivity and a favorable end-user experience for users of the Customized Envestnet Platform. This Keynote service provides discrete site measurement and aggregated comparisons to other sites using the same service. Envestnet shall provide FBS with copies of all reports relating to the availability and response time of the Customized Envestnet Platform that Keynote Systems provides to Envestnet.

H. Data Backup and Recovery Overview.

The preservation of client information is built on two guiding principles: data protection with copies of information distributed in multiple locations, and high-availability through redundancy.

The production environment for of the Customized Envestnet Platform uses fault-tolerant computer systems and RAID 5 disk arrays to minimize interruptions due to hardware failures.

There is a configuration of additional computers in hot stand-by mode at the Navisite collocation facility kept in-sync with the production environment in case there is a malfunction in the primary server group that negatively affects availability or performance of the Customized Envestnet Platform.

There is an alternate, second group of hot stand-by servers kept in-sync with the production environment in a different location in downtown Chicago in the event that the Navisite collocation facility becomes completely unavailable.

These environments are tested routinely by Envestnet during extended hardware and systems maintenance windows by moving production off-hours between the discrete computer system environments.

Envestnet maintains its own DNS servers on multiple, different network segments allowing flexibility in directing the production environments between different logical or physical locations.

Data in the production environment is protected by multiple backups using multiple methods to ensure data integrity.

Confidential Treatment Requested

As described above, data is duplicated to two other hot stand-by servers, one in the co-location facility and one in the Chicago facility, for a total of three server groupings.

Full, complete database backups and regular file backups are also performed daily by Envcstnet. The disk copies of these backups are kept online and copied to tape as well.

Additionally, electronic vaulting in near real-time is performed on an ongoing basis of all data and is sent electronically to an Iron MountainTM, an offsite facility, and each copy of the complete data is kept for various retention periods, the longest being seven years.

In summary, Envestnet provides multiple systems environments in multiple locations. Data backup is achieved by data synchronization in multiple systems environment, by disk-to-disk backup, by disk-to-tape backup, and finally by electronic vaulting to a 3rd party service provider.

I. Systems and Application Maintenance Overview.

Standard Maintenance: in order to facilitate changes, enhancements or improvements to the hardware, systems and application environment, Envestnet allocates the following scheduled times: (i) beginning at 9:00 pm Eastern time on the second and third Thursday of a month through 3:00 am Eastern Time on the immediately following Friday; and (ii) beginning at 11:00 pm Eastern time on Saturday through 5:00 am Eastern time on the immediately following Sunday. Note: these maintenance windows are not always used, but Envestnet Asset Management reserves these times for scheduled maintenance.

Envestnet will notify FBS at least twenty-four hours in advance of any scheduled maintenance activities within such maintenance windows. Envestnet will not notify users of the Customized Envestnet Platform of planned outages for scheduled maintenance. During any period in which of the Customized Envestnet Platform is not available due to maintenance activities, Envestnet shall take such steps as are necessary so that when an Advisor Channel user attempts to access the Customized Envestnet Platform, such user will see a screen indicating of the Customized Envestnet Platform is not available. The text and design of such message shall be subject to FBS’s review and approval. In addition, Envestnet will to the extent possible use the same or similar message in the event of the Customized Envestnet Platform are unavailable due to any other reason.

J. Escalation Process.

Envestnet’s Client Services Group (“CSG”) in Chicago maintains a staff of highly skilled individuals who are equipped with tools to answer questions regarding all aspects of the operation of the Customized Envestnet Platform.

In matters where additional resources are required to resolve client issues, Client Services Representatives use service tracking software tools to manage requests for action by other departments within Envestnet’s organization.

Client Services Representatives will escalate an issue to the manager of the appropriate departments and will utilize the Client Services Manager to resolve any issue in a timely manner. Envestnet’s standard policy is to provide same-day response to all client inquiries whenever possible.

Standard Escalation Process:

Level I:     Client Service Representative

Level II:    Client Services Manager

Level III:   Senior Management of Envestnet

Confidential Treatment Requested

EXHIBIT G

[intentionally omitted]

Confidential Treatment Requested

EXHIBIT H

ENVESTNET’S DISASTER CONTINGENCY PLAN

Disaster Recovery and Business Resumption.

Disaster recovery is built on two guiding principles: data protection with copies of data distributed in multiple locations, and high-availability through redundancy.

The Platform Environment:

The production environment is in a hardened co-location facility in suburban Chicago. The facility provides redundant power, air conditioning, communications as well as security.

The production environment uses fault-tolerant computer systems and RAID 5 disk arrays to minimize interruptions due to hardware failures.

There is a configuration of additional computers in hot stand-by mode at the co-location facility kept in-sync with the production environment in case there is a malfunction in the primary server group that negatively affects availability or performance.

There is an alternate, second group of hot stand-by servers kept in-sync with the production environment in a different location in downtown Chicago in the event that the suburban co-location facility becomes completely unavailable.

These environments are tested routinely during extended hardware and systems maintenance windows by moving production off-hours between the discrete computer system environments.

Envestnet Asset Management maintains its own DNS servers on multiple, different network segments allowing flexibility in directing the production environments between different logical or physical locations.

Data Protection:

Data in the production environment is protected by multiple backups using multiple methods to ensure data integrity.

As described above, data is duplicated to two other hot stand-by servers, one in the co-location facility and one in the Chicago facility, for a total of three server groupings.

Full, complete database backups and regular file backups are also performed daily. The disk copies of these backups are kept online and copied to tape as well.

Additionally, electronic vaulting in near real-time is performed on an ongoing basis of all data and is sent electronically to an Iron Mountain™, an offsite facility, and each copy of the complete data is kept for various retention periods, the longest being seven years.

Summary:

Envestnet Asset Management provides multiple systems environments in multiple locations. Data backup is achieved by data synchronization in multiple systems environment, by disk-to-disk backup, by disk-to-tape backup, and finally by electronic vaulting to a 3 rd party service provider.

Confidential Treatment Requested

EXHIBIT I

DESCRIPTION OF THE CUSTOMIZED ENVESTNET PLATFORM AND RELATED DEVELOPMENT

ACTIVITIES

1. Customized Envestnet Platform Phase 1. Beginning on or promptly after August 1, 2005, the parties shall commence work to develop (i) the functional and technical specifications (the “Specifications”) for Phase 1 of the Customized Envestnet Platform, and (ii) a project schedule (the “Schedule”) for the tasks associated with the Project (as defined below). The Specifications will include, at a minimum, (a) the functions available in the Base Envestnet Platform with such changes as are reasonably requested by FBS, (b) modifications to the Customized Envestnet Platform Phase 1 to conform the “look and feel” of such platform to be consistent with FBS’s “style guide” (a copy of which has been previously provided to Envestnet), (c) modifications to the Customized Envestnet Platform Phase 1 for seamless integration with FBS’s Advisor CHANNEL application, and (d) modifications to the Customized Envestnet Platform Phase 1 required to comply with Fidelity’s security protocol applicable to applications which communicate with Advisor CHANNEL. The Schedule will be designed so that a Launch Date of January 2006 can be reasonably attained, and will provide sufficient time for Envestnet to conduct systems testing for all components of the Customized Envestnet Platform Phase 1 and for FBS to conduct acceptance testing of the Customized Envestnet Platform Phase 1 following Envestnet’s successful systems testing. Once established, the Specifications and the Schedule can be modified or supplemented only via a mutually-agreed to change control process. Envestnet shall not incorporate the items described in clauses (b), (c) and (d) above into any Envestnet Technology (other than the Customized Envestnet Platform Phase 1) or any other product or service offered by Envestnet, or otherwise make such items available to any third party.

2. Definition of Project. As used herein, “Project” shall mean the activities associated with the development, testing and deployment of the Customized Envestnet Platform.

3. Project Managers. Each party will appoint an employee or agent of such party to serve as that party’s project manager for the Project. Each project manager shall have appropriate decision making authority for such party and shall serve as the primary contact for all material communications between the parties for the Project. The parties shall conduct status meetings on a regular and frequent basis to review the status of the Project and each project manager will participate in such status meetings. Each party may change its project manager upon written notice to the other party.

4. Project Staffing. Envestnet shall provide sufficient qualified personnel to perform its activities related to the Project in a competent and workmanlike manner in accordance with applicable industry standards and in timely fashion in accordance with the Schedule. Envestnet shall use diligent efforts to maintain the continuity of the personnel performing its activities related to the Project and to refrain from reassigning such personnel to other projects. If FBS, in its reasonable judgment, is dissatisfied with any of Envestnet’s personnel performing activities related to the Project, FBS may notify Envestnet of the details of its dissatisfaction, and the parties shall cooperate to remedy the problem as soon as reasonably possible.

5. FBS Requested Modifications. From time to time, FBS may submit to Envestnet a request for one or more modifications or enhancements to the Customized Envestnet Platform (“FBS Requested Modifications”). Promptly following such request, but in no event later than ten (10) business days, the parties shall meet (in person or via teleconference) to discuss the FBS Requested Modifications and to develop a project schedule, detailed specifications and other applicable materials related to the FBS Requested Modifications. At that time or promptly thereafter, Envestnet shall propose a staffing plan that specifies the number and job level of its personnel that Envestnet proposes would perform the activities associated with the development of the FBS Requested Modifications as well as an estimate of the number of hours each such personnel would spend working on such project, Following FBS’s written approval of the proposed project schedule, detailed specifications, and proposed staffing plan, Envestnet shall use its commercially reasonable efforts to develop the FBS Requested Modifications in accordance with the project schedule developed by the parties. Unless otherwise agreed to in writing, Envestnet will perform the development of the FBS Requested Modification on a “time and materials” basis based on the hourly fees set forth on the attachment to this Exhibit.

Each FBS Requested Modification shall be considered to be part of the Customized Envestnet Platform, and all specifications and other documents describing the design and operation of the FBS Requested Modification shall be considered to be part of the Specifications.

With regard to any FBS Requested Modification the development of which was paid for in whole or in part by FBS, the following shall apply: (1) if FBS pays more than 75% of the development costs for such FBS Requested Modification, Envestnet shall not implement the same or any similar modification or enhancement to the Base Envestnet Platform or any other product or service offered by Envestnet (other than the Customized Envestnet Platform) for a period of two (2) years from the date that Envestnet first makes such FBS Requested Modification generally available in the Customized Envestnet Platform, (2) if FBS pays more than 50% but less than or equal to 75% of the development costs for such FBS Requested

Confidential Treatment Requested

Modification, Envestnet shall not implement the same or any similar modification or enhancement to the Base Envestnet Platform or an other product or services offered by Envestnet (other than the Customized Envestnet Platform) for a period of one (1) year from the date that Envestnet first makes such FBS Requested Modification generally available in the Customized Envestnet Platform, and (3) if FBS pays 50% or less of the development costs for such FBS Requested Modification, Envestnet shall not implement the same or any similar modification or enhancement to the Base Envestnet Platform or any other product or service offered by Envestnet (other than the Customized Envestnet Platform) for a period of six (6) months. If the purpose of any FBS Requested Modification is to (i) maintain compatibility with FBS’s Advisor Channel system, or (ii) implement any feature or function that is unique or proprietary to FBS’s Streetscape system, then notwithstanding the foregoing, Envestnet shall not implement the same or any similar modification or enhancement to the Base Envestnet Platform or any other product or service offered by Envestnet (other than the Customized Envestnet Platform).

With regard to any FBS Requested Modification that is based on, or otherwise results from, any ideas, concepts, methodologies or processes first provided to Envestnet by FBS, FBS shall have the right (during the Term of this Agreement and thereafter) to independently recreate such implementation of such idea, concept, methodology or process.

6. Demo User IDs. Envestnet shall make available to FBS demo user IDs to the Customized Envestnet Platform suitable for use by FBS in providing demonstrations of the Customized Envestnet Platform to actual and potential Advisors and/or Clients. Demo user IDs shall not contain any data from actual users of the Customized Envestnet Platform.

7. Deployment Process for New Advisors, Clients and Users. The parties shall develop a written procedure for deploying the Customized Envestnet Platform to new Advisors and Clients and for establishing or terminating user IDs for the Customized Envestnet Platform for a particular Advisor. The procedure shall specify (i) the tasks involved in such deployment, (ii) the party responsible for completing such tasks, and (iii) the associated timeframe for competing such task. Such procedure shall include, but not be limited to, such tasks as establishing and configuring user IDs for the new Advisor and/or Clients, performing such other tasks with regard to the Customized Envestnet Platform as may be required to enable the Advisor and/or Clients to use the Customized Envestnet Platform, and providing initial and on-going training regarding the use of the Customized Envestnet Platform to Advisors and Clients. In addition, when requested by FBS or the applicable Advisor, Envestnet shall establish a new user ID for personnel of the Advisor to use the Customized Envestnet Platform and such user ID shall be established within two (2) hours of Envestnet receiving such request, provided that if (x) such request is received on a day that is not a Business Day, or (y) if such request is received after 6:00 pm Eastern Time on a Business Day, such two hour time period shall not commence until 8:00 am Eastern Time the immediately following Business Day. During the Term, the parties shall adhere to such procedure when deploying the Customized Envestnet Platform to new Advisors and Clients. Envestnet shall perform such activities at no additional charge to FBS or the applicable Advisor and/or Clients.

8. FBS’ Request to Enhance Customized Envestnet Platform - Phase 2. As of the date of this Agreement, FBS has identified a set of enhancements to the Customized Envestnet Platform (hereinafter “Phase 2”). Unless otherwise mutually agreed by the parties in writing, the parties agree that the functional and technical specifications (the “Phase 2 Specifications”) for Phase 2 of the Customized Envestnet Platform shall be as follows:

a)	Redesign Model Management Tool

(i)	Allow the Advisor to define a model by asset class percentages instead of investment product percentages.
(ii)	Allow the Advisor to create customized asset classes and map them to a benchmark.
(iii)	Allow the Advisor to populate each sleeve of the asset class with investment products of their own choosing. In other words, the Advisor will dictate whether a certain investment product is Large Cap Growth, Small Cap, etc.
(iv)	Allow the Advisor to map these products to an index return, which can then be used as the benchmark for performance reporting – benchmark at the custom asset class level.
(v)	Include Separate Accounts and Fixed Income Securities in model management tool.
(vi)	Track values of investment products in these sleeves and report drift alerts at the sleeve, level and at the portfolio level as portfolios drift out of asset allocation alignment.
(vii)	Create messaging tool to EAM that allows the Advisor to tell EAM how to re-balance SMAs.

b)	Re-architect the Proposal Tool

(i)	Allow the advisor to pull in FBSI data on client positions through Fidelity transmission to Envestnet to obtain the investor’s current asset allocation.
(ii)	In the Define Client step, allow the advisor to input, or download from Fidelity, multiple accounts/multiple registrations.

Confidential Treatment Requested

(iii)	Allow advisor to populate the asset sleeves with any combination of mutual funds, ETFs, separate accounts, equities, fixed income securities, hedge funds and ETFs.
(iv)	In choosing investment products to incorporate in to a proposal, the Advisor should be able to access both dual and single contract separate account managers available on the Fidelity platform, all Institutional Funds Network Mutual Funds, and all ETFs, equities, fixed income securities and hedge funds available at Fidelity.
(v)	Allow the advisor to override the appropriate benchmark (i.e. asset class) to assign to each mutual fund, ETF or separate account.
(vi)	Allow advisor to create a free-form investment policy statement that can be uploaded into the client proposal.
(vii)	Advisor should be able to incorporate basic Morningstar data for IFN funds and Informa data for both dual and single contract SMAs in the proposal.
(viii)	The proposal tool should contain all SMA ADVs and privacy policy statements for both dual and single contract managers.

c)	Research Products

(i)	Basic SMA data from Informa and MF data from Morningstar should be available in the Research Products tab.

9.	Estimated Effort and Timing of Delivery of Customized Envestnet Platform Phase 2 .

a.	Envestnet shall deliver the Customized Envestnet Platform Phase 2 in two sub-phases, (“Phase 2.a”) and (“Phase 2.b”) as set forth in the below “Development Phase Schedule”. The following schedule also includes the an estimate of the man hours anticipated to complete each task.

Development Phase Schedule

Task	Description	Estimated Effort (man days)
Development Phase 2.a
1.a	Define a model by asset class percentages	15
1.c	Populate sleeve of model with any product	5
1.d	Map products used in models to a benchmark	5
2.a	Pull FBSI positions to the proposal to classify the securities	10
2.b	Identify multiple accounts and/or registrations in Define Client step	15
2.d	Fill sleeves of asset allocation with any product combination	12
2.e	Provide access within proposal to dual and single contract managers, IFN mutual funds, and other products available at Fidelity	40
2.f	Enable benchmark override at the product level within the proposal	20
2.g	Create free-form investment policy statement	25
2.h	Integrate Morningstar and Informa research in proposal	35
2.i	Provide access to ADVs for single and dual contract managers	18
3.a	Access Informa research in Research tab	25
	Total for Phase 2.a	225

Task	Description	Estimated Effort (man days)
Development Phase 2.b
1.b	Create customized asset classes and map to benchmarks	30

Confidential Treatment Requested

1.e	Include SMAs and fixed income securities in model management tool	20
1.f	Report drift alerts at the sleeve level	20
1.g	Provide messaging tool for rebalancing instructions	50
	Total for Phase 2.b	120
	Total Effort:	345

b.	The tentative project schedule (the “Phase 2 Schedule”) for the tasks associated with the Project shall be split between Phase 2.a and Phase 2.b as follows:

Estimated Cost of Customized Envestnet Platform – Phase 2. The estimated cost of development is based on the estimated days of development and the resources used for development. It is estimated that 60% of the total development will be done by Envestnet’s staff in India. US-based staff will be responsible for definition, design, management, and quality assurance. FBS shall pay an estimated [***] not to exceed [***] for Groups A and C development, per the table below. Group A includes tasks 2.a, 2.b, 2.e and 2.h. Group B includes tasks 1.e, 1.f, 2.d, and 2.f. Group C includes tasks 1.a, 1.b, 1.c, 1.d, 1.g, 2.g, 2.i, and 3.a. FBS will pay for 100% of the development cost for Group A and 50% of the development cost for Group C. Envestnet will pay 100% of the development cost of Group B and 50% of the development cost for (C).

Envestnet shall notify FBS in advance if it reasonably believes that the Total Effort for Groups A and C will exceed 273 man days and shall seek FBS’ written approval before incurring any man days in addition to such estimate.

The estimated cost of Phase 2 is as follows:

Phase 2A& 2B	Estimated Effort (Man Days / Hours)	Estimated Cost ($)	Fidelity Cost ($)
Group A	100 / 800	57,280	[*** ]
Group B	72 / 576	41,242	[*** ]
Group C	173 / 1384	99,094	[*** ]
Total Estimated Cost:		197,616	[*** ]

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

Attachment to Exhibit I

Discounted Hourly Rates for Envestnet Personnel

1.	Non-U.S, Programmers and Project Managers	[***]

	U.S. Programmers and Project Managers	[***]

2.	For projects billed at $300,000 or higher:

	Non-U.S. Programmers and Project Managers	[*** ]

	U.S. Programmers and Project Managers	[*** ]

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

EXHIBIT J

SECURITY STANDARDS AND PRIVACY REQUIREMENTS

1. Security Procedures. Envestnet shall implement appropriate system and data security procedures (including firewalls and other software and hardware) that are mutually agreed upon by the parties from time to time. Minimum standards for these security procedures are as follows:

(a) Envestnet shall notify FBS of any data security incident that could have an effect on systems (including hardware and software) used by Envestnet to operate the Customized Envestnet Platform (or otherwise make of the Customized Envestnet Platform available for use by FBS and Advisors) as soon as practicable after detection by Envestnet, but in no event later than eight (8) hours after detection. Envestnet shall use its best efforts to respond to security incidents and keep FBS informed of the incident, actions taken to respond to it and measures taken to correct it. At no time shall Envestnet allow any security breach or compromise to persist for any amount of time in order to determine the identity of the perpetrator or for any other reason, except as required by law or as deemed necessary by the parties to stop the compromise or as otherwise explicitly permitted by FBS.

(b) With respect to each security breach or compromise, Envestnet shall, no later than five (5) business days following the day on which Envestnet learns of the occurrence of the security breach or compromise, present to FBS documentation of the cause, remedial steps and future plans to prevent a recurrence of such security breach or compromise. If these measures are not deemed acceptable, based on FBS’s reasonable judgment, Envestnet shall, upon receipt of written request from FBS, enter into good faith negotiations to address the differences within five (5) business days.

(c) Envestnet shall have a comprehensive background check performed on all personnel who have or will have access to, or are or will be authorized to work on, of the Customized Envestnet Platform to ensure no prior criminal activity or financial conditions would make the person a high or medium risk employee. Such a background check shall be conducted on each such individual, and satisfactory results obtained therefrom, before Envestnet allows such individual to access or work on the Customized Envestnet Platform. Such background checks shall be of the type generally conducted by companies within the financial services industry.

2. Application Security. Access between secured and unsecured portions of the system will not be performed by CGI scripts. All user input and data, including URL name-value arguments, will be checked for its appropriateness based on its format, size and validity. All outside data requests (i.e., http/https requests) are allowed in a specified, controlled format which is processed by Envestnet according to prescribed procedures and the request results are then sent back to the outside party. The principal servers used by Envestnet shall not have the ability to remotely execute arbitrary outside requests, except for remote management performed over an encrypted, authenticated VPN.

3. Network Security. Each router used by Envestnet in connection with making of the Customized Envestnet Platform available to FBS and Advisors shall contain a packet filter that has been configured to deny access to all protocols other than those required by the platform. When a protocol (such as http and https) is allowed to call into the Customized Envestnet Platform, that protocol shall (a) be explicitly exceptioned into the packet filters or (b) use specialized hardware which is built to specifically allow only certain protocol calls into the Envestnet system. No dial-up login access to of the Customized Envestnet Platform will be made possible. Monitoring procedures of the firewall will immediately inform Envestnet of any unauthorized access or otherwise suspicious attempts to access secured portions of the system across the network.

4. Security Operations Overview. Envestnet’s current policy with respect to security operations is described below in this Section 4. Envestnet shall not make any material changes to this policy, and shall not make any changes in the extent and manner in which such policy is implemented, without FBS’s prior written approval.

If there is any abnormal or otherwise suspicious activity detected, the network security team is mobilized. The network security team consists of the Vice President of Systems and Networking and two senior Systems Administrators. If unexplained or suspicious activity is detected, a determination is made as whether this is a valid or invalid activity.

•	Valid: activity will continue to be monitored

•	Invalid: security barriers to suppress the activity will be enacted and monitoring continued.

If penetration is suspected or confirmed, the following actions will be initiated:

•	Notification of CTO, COO, VP of Client Services and other officers of Envestnet.

•	Immediate isolation of the potentially targeted system(s).

•	If penetration confirmed, notification to clients (including FBS) is initiated by VP of Client Services.

•	Determination of the degree and manor of intrusion.

•	Determination of data integrity and data security on the systems in question.

Confidential Treatment Requested

•	Determination of remediation path by Engineering, Systems and Networking team.

•	Remediate.

•	Invoke post mortem

•	Engage external audit

To date, there has not been any unauthorized access to Envestnet Asset Management’s systems, applications or networks.

5. Transaction Validation. Envestnet agrees to establish a process that provides end-to end audit trails and transactional levels to enable FBS to validate the source, authorization and execution of all transactions.

6. Operational Review. FBS or its authorized representatives and agents shall have the right to perform an annual operational review with respect to Envestnet’s compliance with the standard set forth in this Exhibit. Envestnet shall grant FBS and its representatives and agents access, subject to Envestnet’s standard security escort policies, during normal business hours and upon reasonable prior notice, to the portion of Envestnet’s records, facilities and systems relevant to Envestnet’s obligations hereunder. Envestnet shall provide FBS and its authorized representatives and agents such information and assistance reasonably requested in order to perform such operational reviews. If any such review determines that Envestnet is not in compliance with any of the standards set forth in this Exhibit, then (i) Envestnet shall take prompt action to remedy such non-compliance to FBS’s satisfaction and to minimize any exposure resulting from such non-compliance, and (ii) FBS (or its authorized representatives and agents) shall have the right to perform such operational reviews more frequently than once per year, but no more frequently than once per calendar quarter, until such time as such subsequent operational review confirms that Envestnet is in compliance with the standards set forth in this Exhibit.

7. Network Testing. FBS and its authorized representatives and agents shall have the right to perform monthly network testing with respect to of the Customized Envestnet Platform and the hardware and software used to make of the Customized Envestnet Platform available to FBS and Advisors. Envestnet shall provide FBS and its authorized representatives and agents such information and assistance as is reasonably requested in order to perform such network testing.

8. Security Assessments. Envestnet shall allow FBS and its authorized representatives and agents to perform regular network security assessments on of the Customized Envestnet Platform and the hardware and software used to make of the Customized Envestnet Platform available to FBS and Advisors. There will be no destructive testing (brute force or denial-of-service), but FBS (or its authorized representatives) may perform penetration testing as part of this security assessment and/or the network testing described in the preceding section. If FBS’s security assessment indicates an exposure or vulnerability that represents a security risk, then Envestnet shall take prompt action to remedy such exposure or vulnerability to FBS’s satisfaction and to minimize any exposure resulting from such exposure or vulnerability.

9. Additional Standards. Additional security standards may be added to this Exhibit from time to time by agreement of the parties. In no event shall the security of the Customized Envestnet Platform be less than those measures Envestnet uses to protect the Base Envestnet Platform or any other service Envestnet offers to its customers. To the extent that Envestnet makes any improvements to its security procedures on the Base Envestnet Platform, Envestnet shall make equivalent improvements to the Customized Envestnet Platform, provided such changes have been previously approved by FBS. In no circumstances shall any such changes result in security procedures that are less restrictive than those specified in this Exhibit.

10. Data Privacy Requirements.

(a) Envestnet will ensure that web pages of the Customized Envestnet Platform have a hyperlink, prominently placed and appropriately labeled, to Envestnet’s then-current privacy policy applicable to any data or other information received by Envestnet from an Advisor (or other authorized user of the Customized Envestnet Platform). Envestnet shall handle (and shall ensure that of the Customized Envestnet Platform will handle) all data and other information received by Envestnet from an Advisor (or other authorized user of the Customized Envestnet Platform Customized Envestnet Platform) in accordance with Envestnet’s published privacy policy in effect at that time such data and information was obtained. With respect to any data or information concerning an Advisor or a client of an Advisor where Envestnet or the Customized Envestnet Platform obtained such data or information from FBS, Envestnet shall handle (and shall ensure that of the Customized Envestnet Platform will handle) all such data and other information in accordance with FBS’s published privacy policy in effect at that time such data and information was obtained.

(b) With respect to the Customized Envestnet Platform and Envestnet’s activities hereunder, Envestnet shall comply with all applicable federal, state, local, foreign and international laws, regulations, governmental orders and treaties pertaining to the privacy and/or protection of customer or personal information (including, without limitation, Regulation S-P (Privacy of Consumer Financial Information) promulgated by the SEC) and notifications with respect to security breaches involving customer or personal information (including, without limitation, California Civil Code Sections 1798.82-1798.84).

Confidential Treatment Requested

FRIAG Platform Fee Schedule

EXHIBIT K

FEE & BILLING SCHEDULE

Overview/Notes of FBS Financial-Envestnet Platform Fee Schedule

1.	Householding: Program fees are calculated based on the total assets held within a household within each Program, including Manager Resource Wrap, Manager Resource Network, Multi-Manager Accounts and Wrap Fee Program. A household includes all accounts held by members of an immediate family, i.e., parents, siblings, spouse, and children. Assets held in all separately managed account portfolios (equity SMA, fixed income SMA, and mutual fund holdings) within a household are summed to calculate fees for those accounts. Similar calculations are made within the other Program types (i.e., mutual fund wrap accounts and multi-manager accounts).

2.	Reporting and Administrative Services are available for accounts custodied at Fidelity or other custodial systems that provide data to Envestnet’s systems electronically.

3.	Separate development fees will be charged to any RIA firm that requires further customization of the platform to accommodate its own investment programs, for example: development of product profiles, asset allocation diagrams, questionnaire scoring, performance hypotheticals, etc. These fees will generally be a one-time charge. Revenues from these development activities will be retained in full by Envestnet.

4.	In the event that a RIA requests Envestnet to provide for additional separate account managers on that RIA’s the platform, Envestnet shall not charge such RIA or FBS any separate development fees that may result from Envestnet’s fulfillment of such request.

Billing Procedures

Administration and payment of Program fees for which SAI performs subadvisory activities to Envestnet shall be set forth in a separate agreement between Envestnet and SAI. All other program fees will be billed quarterly, in advance, and follow the average daily balance (ADB) calculation formula. Envestnet will calculate the total Client fees and submit the fee debit instructions to FBS for automatic payments from each Client’s account. FBS will process Envestnet’s instructions to debit Program fees due from Clients pursuant to authority to do so granted to Envestnet in an agreement between each Client and Envestnet. Envestnet shall instruct FBS to release the fees as follows: (i) FBS will remit the relevant Advisor’s portion of the fee to the Advisor; and (ii) the remaining portion of the fee shall be released to Envestnet (and Envestnet shall be responsible for paying any applicable sub-advisory fees to the appropriate Money Manager). Prior to the aforementioned release of fees, Envestnet shall send to each Client a fee statement, at least quarterly, indicating all amounts to be disbursed from the Client’s account. All fees shall be based on the amount of assets under management in each Client account during the applicable period of determination, calculated on a pro rata basis for any partial period, as applicable, and payable by Clients in accordance with the terms of the applicable Advisory Agreement.

Confidential Treatment Requested

FRIAG Platform Fee Schedule

Envestnet Service Offerings for FBS’s Managed Account Program

1.	Quarterly Performance Reports—Generation of quarterly performance for both individual accounts and composite portfolios in electronic (PDF) format.

2.	Full Back Office Services (B/O Administration)

a.	Daily account reports (online) and quarterly performance reports (electronic). This includes listing of positions, realized and unrealized gains/losses, periodic performance (inception/year/quarter/month to date) for individual accounts and consolidated for composite portfolio as grouped by the advisor.

b.	Fee calculation and billing for both advisor and program fees. Program fees include platform, manager, and custodial fees.

c.	Portfolio alerts [and service request status] to advise advisor of status of account opening, initial investing, closing [and other account services requests such as change of address, wire requests, etc.]

3.	Advisor Support Applications

a.	Portfolio diagnostic tool to provide a detailed overview of current investment holdings and comparison to industry benchmarks when appropriate.

b.	Model management tools to enable the advisor to act as portfolio manager by building and managing one or more client accounts according to his/her own asset allocation strategy and security selections

c.	Drift reports to alert the advisor to changes at the account level in security allocations that exceed the drift tolerances defined for the advisor’s model(s)

d.	Proposal generation tool (Proposal Generator) for developing investment recommendations and generating the proposal documents for presentation to the advisor’s client. The Proposal Generator will include Envestnet’s investment profile questionnaire, asset allocation recommendations, and product recommendations only when delivered in tandem with Manager Resource Wrap services, Mutual Fund Wrap Strategies services, Multi-Manager Accounts service, Alternative Investments services, and/or Mutual Fund Choice and ETF’s services. These additional components will not be included in the version of the Proposal Generator delivered as part of the Manager Resource Network service.

4.	Manager Resource Network – This service provides:

a.	Access to the various money managers on Envestnet’s separate account platform

b.	Access to both the basic Proposal Generator application and to investment research tools that present product data received from third-party sources.

5.	Manager Resource Wrap – this service provides:

a.	Access to the various money managers on Envestnet’s separate account platform

b.	Full Back-Office Services

c.	All Advisor Support Applications

d.	Investment Management and Research and Portfolio Fiduciary services, including

i.	Separate account manager due diligence

ii.	Envestnet market and product commentaries

iii.	Enhancements to the base Proposal Generator as described in 3.d above

Confidential Treatment Requested

FRIAG Platform Fee Schedule

6.	Mutual Fund /ETF Wrap Strategies – this program is described in Exhibit C of the FBS and Envestnet Asset Management Agreement. The service provides access to and support of the mutual fund wrap programs of various managers including Fidelity’s Strategic Advisors, Envestnet, and third-party strategists. Full Back-Office Services and Advisor Support Applications are included in support of this service.

7.	Multi-Manager Accounts – this program is described within Exhibit A of the FBS and Envestnet Asset Management Agreement. Full Back-Office Services and Advisor Support Applications are included in support of this service.

8.	Alternative Investments – this service provides:

a.	Access to Envestnet’s proprietary alternative investment portfolios, including:

i.	Alternative Solutions Portfolios – actively managed portfolios of mutual funds designed to track the performance of hedge fund indices,

ii.	Premier Advisors Fund Portfolios – fully discretionary portfolio of multi-strategy funds-of-hedge funds

b.	Access to individual multi-strategy funds-of-funds approved by Envestnet’s Investment Management and Research team.

c.	Full Back-Office Services

d.	All Advisor Support Applications

9.	Mutual Fund Choice and ETF’s – this service provides:

a.	Access to individual mutual funds and ETF’s to enable smaller portfolios to be constructed with greater diversification. Mutual Fund Choice and ETF accounts may be standalone accounts or may be those accounts within a separate account portfolio that hold mutual funds or ETF’s. The list of mutual funds and ETF’s made available to advisors is selected by Envestnet

b.	Full Back-Office Services

c.	All Advisor Support Applications

10.	ENVEST(k) – access to MMA-based managed portfolios for qualified plans. Envestnet defines the asset allocation strategy for each model portfolio and selects the underlying separate account portfolios, mutual funds, and/or ETF’s that comprise the model portfolios. Envestnet provides the overlay management and portfolio accounting services for the portfolios. Plan participant support and reporting services are provided separately by third-party administrators approved by Envestnet.

Confidential Treatment Requested

FRIAG Platform Fee Schedule

Fee Schedule

	Envestnet Service	Fees for Services to Firms with < $50mm of Chargeable Assets[1]			Fees for Services to Firms with > $50mm and < $200mm of Chargeable Assets[1]			Fees for Services to Firms with < $200mm of Chargeable Assets[1]

1.	B/O Administration

A.	Qtrly. Perf. Report	[*** ]			[*** ]			[*** ]

B.	Full Back-Office Services[3]		Custodied at Fidelity	Custodied Away		Custodied at Fidelity	Custodied Away		Custodied at Fidelity	Custodied Away
		First $500k	[***]	[***]	First $500k	[***]	[***]	First $500k	[***]	[***]
		Next $500k	[***]	[***]	Next $500k	[***]	[***]	Next $500k	[***]	[***]
		Over $1mm	[***]	[***]	Over $1mm	[***]	[***]	Over $1mm	[***]	[***]
		Manual[2]	[*** ]		Manual[2]	[*** ]		Manual[2]	[*** ]

		Min fee/qtr	[***]	[***]	Min fee/qtr	[***]	[***]	Min fee/qtr	[***]	[***]
		Max fee/qtr	[***]	[***]	Max fee/qtr	[***]	[***]	Max fee/qtr	[***]	[***]

	Conversion[4]	[*** ]			[*** ]			[*** ]

2.	Advisor Support	First $500k	[***]		First $500k	[***]		[*** ]
	Applications[5]	Next $500k	[***]		Next $500k	[***]
		Over $1mm	[***]		Over $1mm	[***]

3.	Manager Resource Network[6]		Equity/Bal	Fixed Inc		Equity/Bal	Fixed Inc		Equity/Bal	Fixed Inc
		First $500k	[***]	[***]	First $500k	[***]	[***]	First $500k	[***]	[***]
		Next $500k	[***]	[***]	Next $500k	[***]	[***]	Next $500k	[***]	[***]
		Next $lmm	[***]	[***]	Next $lmm	[***]	[***]	Next $lmm	[***]	[***]
		Next $3mm	[***]	[***]	Next $3mm	[***]	[***]	Next $3mm	[***]	[***]

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

FRIAG Platform Fee Schedule

		Over $5mm	[*** ]	[*** ]	Over $5mm	[*** ]	[*** ]	Over $5mm	[*** ]	[*** ]
4.	Manager Resource Wrap		Equity/Bal	Fixed Inc		Equity/Bal	Fixed Inc		Equity/Bal	Fixed Inc
		First $500k	[*** ]	[*** ]	First $500k	[*** ]	[*** ]	First $500k	[*** ]	[*** ]
		Next $500k	[*** ]	[*** ]	Next $500k	[*** ]	[*** ]	Next $500k	[*** ]	[*** ]
		Next $lmm	[*** ]	[*** ]	Next $lmm	[*** ]	[*** ]	Next $lmm	[*** ]	[*** ]
		Next $3mm	[*** ]	[*** ]	Next $3mm	[*** ]	[*** ]	Next $3mm	[*** ]	[*** ]
		Over $5mm	[*** ]	[*** ]	Over $5mm	[*** ]	[*** ]	Over $5mm	[*** ]	[*** ]
5.	Mutual Fund Wrap / ETF Wrap Strategies[8]		Third Party	SAI[9]		Third Party	SAI[9]		Third Party	SAI[9]
		First $500k	[*** ]	[*** ]	First $500k	[*** ]	[*** ]	First $500k	[*** ]	[*** ]
		Next $500k	[*** ]	[*** ]	Next $500k	[*** ]	[*** ]	Next $500k	[*** ]	[*** ]
		Next $1mm	[*** ]	[*** ]	Next $1mm	[*** ]	[*** ]	Next $1mm	[*** ]	[*** ]
		Min fee (qtr)	[*** ]	[*** ]	Min fee (qtr)	[*** ]	[*** ]	Min fee (qtr)	[*** ]	[*** ]

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

FRIAG Platform Fee Schedule

	Envestnet Service	Fees for Services to Firms with < $50mm of Chargeable Assets[1]		Fees for Services to Firms with > $50mm and < $200mm of Chargeable Assets[1]		Fees for Services to Firms with > $200m of Chargeable Assets[1]
6.	Multi-Manager Accounts[10]	First $500k	[*** ]	First $500k	[*** ]	First $500k	[*** ]
		Next $500k	[*** ]	Next $500K	[*** ]	Next $500k	[*** ]
		Over $lmm	[*** ]	Over $lmm	[*** ]	Over $lmm	[*** ]
7.	Alternative Inv.[11]		[*** ]		[*** ]		[*** ]
8.	Mutual Fund Choice and ETF’s11, *	First $500k	*	First $500k	*	First $500k	*
		Next $500k	*	Next $500k	*	Next $500k	*
		Over $lmm	*	Over $1mm	*	Over $lmm	*
9.	ENVEST(k)[12]	First $5mm	[*** ]	First $5mm	[*** ]	First $5mm	[*** ]
		Next $5mm	[*** ]	Next $5mm	[*** ]	Next $5mm	[*** ]
		Next $10mm	[*** ]	Next $10mm	[*** ]	Next $10mm	[*** ]
		Over $20mm	[*** ]	Over $20mm	[*** ]	Over $20mm	[*** ]

Notes:

1.	All fees stated in basis points unless otherwise noted.
2.	Lower fees negotiable on quarterly performance reporting if Advisor meets chargeable asset threshold levels for services 3, 4, or 5.
3.	Full Back-Office Services includes:
a.	Daily and quarterly performance reports including positions, tax-lots, realized and unrealized gains, ITD, YTD, QTD, MTD performance, composited/consolidated @ advisor’s grouping.
b.	Advisor and Program fee calculation and billing
c.	Portfolio Alerts/Drift Reports
d.	Basis point pricing does NOT include any manual-input reporting services for custodians with which Envestnet does not have an electronic interface. “MANUAL” includes all accounts for which there are no electronic interface and also illiquid investments, e.g. limited partnerships, alternative investments (other than those on the platform), etc.
4.	Conversion services enable advisory firms to shift portfolio administration responsibilities to Envestnet by moving data from certain existing portfolio systems to Envestnet’s system.
5.	Advisor Support Applications include: portfolio diagnostics, alerts, and model management/rebalancing module. Other tools, such as a proposal generator and research tools could be made available.
6.	Manager Resource Network includes access to ENV’s directory of managers, APL charges, trade facilitation, reconciliation to custodian, etc. These prices are for stand-alone access to Managers, and EXCLUDE manager due diligence, and services #1 and #2 above, with the exception to the basic proposal generator tool
7.	Manager Resource Wrap includes Full Back-Office Services (#1), Advisor Support Applications (#2), Investment Management Research and Portfolio Fiduciary services.

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Confidential Treatment Requested

FRIAG Platform Fee Schedule

8.	Mutual Fund Wrap Fees include Full Back-Office Services (#1), Advisor Support Applications (#2), and Investment Management and Research fees for Envestnet strategies; other third-party strategies available: Frank Russell, S & P, and Litman Gregory.
9.	Envestnet costs for administering Strategic Advisors Portfolios for RIAs. Pricing to RIAs tbd by FRIAG.
10.	Multi-Manager Accounts fees include all Platform Services, manager research due diligence, investment manager fees, overlay management fees, and a portion of the overall brokerage, clearing, and custody expenses associated with the account. Envestnet will rebate this portion of the brokerage, clearing, and custody fees to FRIAG as follows: [*** ]
11.	Fees for mutual fund portfolios (non-wrap), ETF portfolios, and Alternative Investments fees include the applicable elements of Administrative Services (#1) and Advisor Support (#2) above. Separate investment management fees will be imbedded in the operating expenses of the underlying investments.
12.	ENVEST(k) fees compensate Envestnet for investment services and portfolio accounting services. Separate fees are charged directly by the Third Party Administrator chosen to support each plan. The fee schedule shown applies to MMA-based investment options.

*	Note: In lieu of including assets held in Mutual Fund Choice and ETF’s accounts as “chargeable assets” for which Clients would otherwise pay a basis points program fee, FBS shall pay Envestnet a Mutual Fund Choice and ETF Service Fee in the amount of [*** ] per month during the term of this Agreement. Payments will commence with the first FBS client account.

[***]	Certain information has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.